MAY 8, 2003





                     P   R   O   S   P   E   C   T   U   S







                             [Registered Castle Logo]
                           -----------------------------
                                  B  A  R  O  N
                                    F U N D S (R)




                                              > BARON ASSET FUND

                                              > BARON GROWTH FUND

                                              > BARON SMALL CAP FUND

                                              > BARON iOPPORTUNITY FUND

                                [PHOTOS]

WELCOME TO
BARON FUNDS(R)!

BARON FUNDS INVESTS FOR THE LONG TERM IN GROWTH BUSINESSES WITH SUSTAINABLE, COMPETITIVE ADVANTAGES...

When I began my career as a securities analyst in 1970, among my first recommendations were Disney, McDonald's, FedEx and Mattel. Disney because I was optimistic about the prospects for the new amusement park it was building in Orlando; McDonald's because I felt it had an opportunity to increase the prices of it's $.25 hamburgers and $.15 fries; FedEx because I believed businesses would pay a premium for 99.99% certainty of next day mail delivery; and, Mattel because I thought Barbie was the real deal.

Those once small, fast growing businesses have withstood the test of time. They have grown substantially since the 1970s as have their share prices. But, all businesses, even businesses like these that have become institutions, one day mature and grow more slowly... or maybe, no longer grow at all... and become less attractive investments.

We think the small and medium sized growth businesses in which Baron Funds has significant investments like Krispy Kreme, Apollo, ChoicePoint, Wynn Resorts, Four Seasons, Charles Schwab, Robert Half, DeVry, Extended Stay America, Polo Ralph Lauren, The Cheesecake Factory, Ethan Allen, Manor Care, Vail Resorts and, Weight Watchers, the antidote to Krispy Kreme and the Cheesecake Factory, are among businesses easy to envision as much larger in several years than they are today. We'll see...

BARON: A LONG TERM INVESTOR IN SMALL AND MEDIUM-SIZED BUSINESSES... BUSINESSES OPERATED BY TALENTED, HARDWORKING AND ETHICAL ENTREPRENEURS WITH BIG DREAMS...

When I founded Baron Capital in June 1982 after managing money for others since 1975, I did so based upon a relatively few simple and straightforward ideas.

My early investment successes reinforced my belief that SMALL AND MID-SIZED BUSINESSES OFFER GREATER OPPORTUNITIES FOR GROWTH THAN LARGER BUSINESSES. Businesses that could double in size in three to five years... and then double again in the next three to five years. That would be our focus. And, we would try to invest in these businesses at what we believe are attractive prices, prices that offer our Funds' shareholders the opportunity to have their investments grow as fast as the underlying businesses increase in value. Our premise is that if a business doubles in size, i.e., earnings, asset value and cash flow, in time, its stock price will reflect that growth.


                                                   NOT A PART OF THE PROSPECTUS

WE WOULD DO OUR OWN RESEARCH, not rely upon the brokerage research widely used by others. This would allow us to better judge for ourselves the talent and candor of the executives in which we have invested your assets. Brokerage analysts' recommendations based upon earnings beating or missing estimates by a penny in a calendar quarter... upon management quarterly conference calls... or upon estimates for interest rates, inflation or economic growth (all of which seem unknowable to us) have never seemed a good basis to invest thousands... or millions... or billions... of dollars.

Finally, BARON FUNDS WOULD BE A LONG-TERM INVESTOR IN BUSINESSES to participate in their growth. We would not try to opportunistically trade stocks. After many painful lessons, I was determined not to purchase "run-of- the-mill" businesses that were temporarily underpriced and then try to sell them when they returned to "full value." I decided, instead, to invest in growth businesses for the long term. It may seem self evident, but I believed... and still do... that it didn't really matter if you identified the greatest growth businesses unless you were willing to own them when they were growing... regardless of brokerage firm economists' and "expert strategists" opinions about "the now market".

Baron Funds tries to invest for the long term. Baron Asset Fund holds its investments on average eight years; Baron Growth Fund, our second fund, an average five! This lets us learn a lot more about the businesses in which we are part owners providing us with competitive advantage over other investors, we think. The average small and mid-cap mutual fund "turned over" its portfolio more than 100% last year. We believe it is very difficult for short term traders to develop an understanding of businesses' management capabilities and long term growth prospects.

The common element in all our investments is we believe their businesses will likely to be a lot larger and more profitable in a few years than they are today... and a lot more profitable in a few more years after that. Of course, there can obviously be no guarantees this will occur and investing in smaller companies can be riskier than investing in larger companies. Please see page 5 of the prospectus for a discussion of possible risks.

YOU'RE VERY CAREFUL ABOUT HOW MUCH YOU PAY FOR A SWEATER... A REFRIGERATOR... A VACATION... YOUR CAR... AND YOUR HOUSE. IT'S JUST AS IMPORTANT, WE BELIEVE EVEN MORE SO, HOW MUCH YOU PAY TO INVEST IN A BUSINESS!

Baron Funds' investment thesis is relatively uncomplicated. We invest for the long term at prices we believe are attractive in fast growing, well-managed, small and mid-sized, growth businesses with sustainable barriers to competitors. We assume that purchasing stocks at attractive prices reduces risk. We try to invest in businesses we think could double in size in three to five years. And have the potential to double again in the next three to five years. If we invest at an attractive price, we assume that over the long term the share price of that business should reflect its growth.


NOT A PART OF THE PROSPECTUS

THANK YOU FOR INVESTING IN BARON FUNDS(R).

We recognize that for most individuals, deciding how to invest... even, whether to invest... your hard earned savings to pay for your children's education, a new home, your retirement or to care for your parents is one of your most difficult decisions. Which cannot be any easier after three years of declining stock prices.

We hope our quarterly Baron Funds' shareholder letters, annual Baron investment conferences and regular magazine, newspaper, consultant and advisor interviews have made it easier for you to determine if Baron Funds continues to be an attractive investment for you and your family. We want to thank you for choosing to join us as fellow Baron Funds' shareholders. We will continue to work hard to justify your confidence. Again, thank you for your continued strong support and interest.

Sincerely,


/s/ Ronald Baron
------------------
    Ronald Baron
    Chairman and CEO
    May 8, 2003


                                                   NOT A PART OF THE PROSPECTUS

Percentage of holdings in each portfolio as of MARCH 31, 2003*:

                                                          BARON
                                       BARON     BARON    SMALL       BARON
                                       ASSET    GROWTH     CAP    IOPPORTUNITY
                                        FUND     FUND      FUND       FUND

Apollo Group, Inc.                     10.2%     0.0%      2.9%       0.0%
Krispy Kreme Doughnuts, Inc.            1.5%     3.6%      2.4%       0.0%
ChoicePoint, Inc.                      10.3%     3.2%      3.0%       2.3%
Four Seasons Hotels, Inc.               0.8%     2.9%      0.0%       0.0%
Charles Schwab Corp.                    4.9%     0.0%      0.0%       1.1%
Robert Half International, Inc.         2.4%     0.1%      0.0%       0.0%
DeVry, Inc.                             3.2%     1.1%      0.0%       0.0%
Wynn Resorts, Ltd.                      2.1%     2.3%      1.1%       0.0%
Extended Stay of America, Inc.          0.4%     1.4%      0.0%       0.0%
Polo Ralph Lauren, Corp.                4.0%     0.6%      0.0%       0.0%
The Cheesecake Factory, Inc.            0.6%     2.8%      1.4%       0.0%
Ethan Allen Interiors, Inc.             2.5%     1.2%      0.0%       0.0%
Manor Care, Inc.                        2.2%     2.5%      0.0%       0.0%
Vail Resorts, Inc.                      5.6%     0.9%      0.0%       0.0%
Weight Watchers International, Inc.     1.0%     0.7%      2.3%       0.0%



3 Year Average Turnovers for the Funds as of MARCH 31, 2003:

Baron Asset Fund              5.82%    Baron Small Cap Fund               22.04%
Baron Growth Fund            49.93%    Baron iOpportunity Fund           104.37%

As of March 31, 2003, there are 1417 small to mid-cap growth mutual funds in the Morningstar universe. According to Morningstar, as of March 31, 2003, the one year average turnover rate of the 1143 small growth and mid-cap growth mutual funds that disclose their data is 138%.

---------------
* Portfolios are current at the time of printing but are subject to change.


NOT A PART OF THE PROSPECTUS

BARON ASSET FUND
BARON GROWTH FUND
BARON SMALL CAP FUND
BARON iOPPORTUNITY FUND

767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100




This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

May 8, 2003


                                                                 PROSPECTUS o 1

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Information about    Investment Goals and Strategies . . . . . . . . . . . . . 3
the Funds            Performance . . . . . . . . . . . . . . . . . . . . . . . 6
                     Fund Expenses . . . . . . . . . . . . . . . . . . . . . . 9
                     Financial Highlights  . . . . . . . . . . . . . . . . . .11
                     Other Investment Strategies . . . . . . . . . . . . . . .15
                     Management of the Funds . . . . . . . . . . . . . . . . .17
--------------------------------------------------------------------------------
Information          How Your Shares are Priced  . . . . . . . . . . . . . . .18
about your           How to Purchase Shares  . . . . . . . . . . . . . . . . .19
investment           How to Redeem Shares  . . . . . . . . . . . . . . . . . .20
                     How to Exchange Shares  . . . . . . . . . . . . . . . . .22
                     Special Information about The Baron Funds
                       Website . . . . . . . . . . . . . . . . . . . . . . . .23
                     Distributions and Taxes . . . . . . . . . . . . . . . . .23
                     General Information . . . . . . . . . . . . . . . . . . .24
--------------------------------------------------------------------------------
More Information     Back Cover


2 o PROSPECTUS

INFORMATION ABOUT THE FUNDS

INVESTMENT GOALS AND STRATEGIES

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

BARON ASSET FUND         capital appreciation through long-term investments in
                         securities of small and medium sized companies with undervalued assets or favorable growth prospects

BARON GROWTH FUND        capital appreciation through long-term investments
                         primarily in the securities of small growth companies

BARON SMALL CAP FUND     capital appreciation through investments primarily in
                         securities of small companies

BARON iOPPORTUNITY FUND  capital appreciation through investments in growth business that benefit from technology advances


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds, the Adviser seeks securities that the Adviser believes have:

1. favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

2.   the potential to increase in value at least 50% over two subsequent years.

Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser"). The Adviser seeks investments supported by long term demographic, economic and societal "mega-trends." Among the industries that the Adviser believes will benefit from long lasting "mega-trends" are education, due to increased knowledge requirements in an information based- economy; healthcare, due to the aging of America; products and services for the large baby-boomer and echo-boomer (their children) segments of our population; communication businesses, due to rapidly increasing demand for bandwidth; businesses able to establish long term competitive advantage through the use of the Internet; and security, due to concerns with both corporate and safety issues. The Adviser thoroughly researches the companies in which the Funds invest. The Adviser's research process includes visits and interviews by the Adviser with company managements, their major competitors, and, often, their customers. The Adviser looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. The Adviser seeks to purchase these companies at what it

                                                                 PROSPECTUS o 3
perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. There is no assurance that the Funds will meet their investment goals. The Funds may take large positions in the companies in which the Adviser has the greatest conviction. The Funds have a long term outlook. The Funds are designed for long-term investors, not for investors who intend to sell after a short period of time.

BARON ASSET FUND invests primarily in common stocks of small and medium sized companies selected for their capital appreciation potential.

BARON GROWTH FUND invests primarily in common stocks of smaller growth companies selected for their capital appreciation potential.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase.

A small sized company is defined as having a market value of under $2.5 billion.

BARON iOPPORTUNITY FUND invests primarily in common stocks of growth businesses selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have growth opportunities, that result from the rapidly changing information technology environment, including the Internet. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses which the Adviser believes have significant, sustainable, growth opportunities. These investments, as with investments for the other Baron Funds(R), will be purchased at prices the Adviser deems attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 80% of the Fund's total assets are invested in securities of companies that have Internet-related and investment technology growth opportunities.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized growth companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $2.5 billion. These Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities.


4 o PROSPECTUS

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK MARKET RISK Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These issues may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities' values fluctuate, when you sell your investment in a Fund you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET AND INFORMATION TECHNOLOGY Internet-related and information technology companies as well as companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-
related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.


                                                                 PROSPECTUS o 5

PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

BARON ASSET FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

   1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
   23.5   7.4    35.3   22.0   33.9   4.3    16.3   0.4   -10.1  -20.0


Best Quarter:  12/31/98:  26.6%
Worst Quarter: 09/30/98: -23.4%

BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

         1995   1996   1997   1998   1999   2000   2001   2002
         ----   ----   ----   ----   ----   ----   ----   ----
         52.5   27.7   31.1   0.1    44.7   -4.6   12.7  -12.3

Best Quarter:  12/31/99:  23.9%
Worst Quarter: 09/30/98: -22.1%


6 o PROSPECTUS

BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

                  1998      1999      2000      2001      2002
                  ----      ----      ----      ----      ----
                   2.2      70.8     -17.5       5.2      -9.7

Best Quarter:  12/31/99:  34.6 %
Worst Quarter: 09/30/98: -28.1%

BARON iOPPORTUNITY FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

                                2001      2002
                                ----      ----
                                -3.6      -29.0

Best Quarter:  12/31/01:  43.3%
Worst Quarter: 09/30/01: -37.9%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended 12/31/02)

The following table shows the Funds' average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2002. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF

                                                                 PROSPECTUS o 7

FUND SHARES" is greater that the "RETURN BEFORE TAXES" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

 ---------------------------------------------------------------------------------------------------------
                                                                                                   Since
                                                                1 year    5 years    10 years    Inception
 ---------------------------------------------------------------------------------------------------------
 BARON ASSET FUND
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                           -19.99%     -2.63%      9.87%       11.61%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                           -20.51%     -3.42%      9.20%       10.77%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares     -11.77%     -1.95%      8.39%        9.98%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees expenses or
  taxes)                                                       -20.48%     -1.36%      7.15%        7.35%
 ---------------------------------------------------------------------------------------------------------
 Russell 2500 (reflects no deductions for fees expenses or
  taxes)                                                       -17.79%      1.57%      9.28%        9.46%
 ---------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                           -12.29%      6.43%                  16.90%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                           -12.29%      5.43%                  16.07%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares     -7.55%       5.19%                  14.51%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees expenses or
  taxes)                                                       -20.48%     -1.36%                   6.93%
 ---------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                           -9.66%       6.47%                   6.77%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                           -10.15%      6.24%                   6.56%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares     -5.46%       5.31%                   5.57%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees expenses or
  taxes)                                                       -20.48%     -1.36%                  -1.93%
 ---------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                           -29.01%                            -26.53%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                           -29.01%                            -26.57%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares     -17.81%                            -19.87%
 ---------------------------------------------------------------------------------------------------------
 Nasdaq Composite (reflects no deductions for fees expenses
  or taxes)                                                    -31.53%                            -35.79%
 ---------------------------------------------------------------------------------------------------------
 Morgan Stanley Internet Index (reflects no deductions for
  fees expenses or taxes)                                      -42.86%                            -60.84%
 ---------------------------------------------------------------------------------------------------------


8 o PROSPECTUS

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium companies. The Nasdaq Composite is an unmanaged index that tracks the performance of market- value weighted common stocks listed on Nasdaq. The Morgan Stanley Internet Index is an unmanaged index of actively traded, high market cap Internet stocks.

FUND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from a Fund's assets)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Total Annual
                                                                 Management       Distribution         Other         Fund Operating
                                                                    Fee           (12b-1) Fee         Expenses          Expenses
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Asset Fund                                                   1.0%             0.25%             0.10%             1.35%
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Growth Fund                                                  1.0%             0.25%             0.10%             1.35%
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Small Cap Fund                                               1.0%             0.25%             0.11%             1.36%
-----------------------------------------------------------------------------------------------------------------------------------
 Baron iOpportunity Fund                                            1.0%             0.25%             0.25%             1.50%*
-----------------------------------------------------------------------------------------------------------------------------------


* The Adviser has contractually agreed to reimburse certain expenses of the Fund so that its total operating expenses are limited to 1.5% of average net assets. The advisory contract is renewable annually.

Baron iOpportunity Fund imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.


                                                                 PROSPECTUS o 9

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------
YEAR                                  1                3               5                10
-----------------------------------------------------------------------------------------------
BARON ASSET FUND                     $137            $428             $739            $1,624
-----------------------------------------------------------------------------------------------
BARON GROWTH FUND                    $137            $428             $739            $1,624
-----------------------------------------------------------------------------------------------
BARON SMALL CAP FUND                 $138            $431             $745            $1,635
-----------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND              $153            $474             $818            $1,791
-----------------------------------------------------------------------------------------------


There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares".)

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


10 o PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

BARON ASSET FUND

Year Ended September 30
                                                     2002         2001        2000         1999        1998
Net Asset Value, Beginning of Year                 $ 40.22      $ 63.35     $ 51.57      $ 39.96     $ 47.43
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                         (0.55)       (0.65)      (0.76)       (0.30)       0.05
Net Realized and Unrealized Gains (Losses)
 on Investments                                       0.05       (17.87)      12.53        11.94       (7.52)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     (0.50)      (18.52)      11.77        11.64       (7.47)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00        (0.04)       0.00
Distributions from Net Realized Gains                (4.07)       (4.61)       0.00         0.00        0.00
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (4.07)       (4.61)       0.00        (0.04)       0.00
------------------------------------------------------------------------------------------------------------
Capital Contribution                                  0.00         0.00        0.01         0.01        0.00
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 35.65      $ 40.22     $ 63.35      $ 51.57     $ 39.96
============================================================================================================
TOTAL RETURN                                         (2.5%)      (31.2%)     22.8%#        29.2%*     (15.7%)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $2,055.2     $2,692.3    $4,917.4     $5,863.1    $4,410.5
Ratio of Total Expenses to Average Net Assets        1.35%        1.37%       1.36%        1.31%       1.32%
Less: Ratio of Interest Expense to Average
 Net Assets                                         (0.02%)      (0.01%)     (0.03%)       0.00%       0.00%
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net
 Assets                                              1.33%        1.36%       1.33%        1.31%       1.32%
============================================================================================================
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 (1.16%)      (1.14%)     (1.09%)      (0.57%)      0.11%
Portfolio Turnover Rate                              6.01%        4.33%       2.51%       15.64%      23.43%
------------------------------------------------------------------------------------------------------------

# Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.03%.


                                                                PROSPECTUS o 11

BARON GROWTH FUND

Year Ended September 30
                                                     2002         2001        2000         1999        1998
Net Asset Value, Beginning of Year                 $ 27.18      $ 32.26     $ 29.06      $ 20.32     $ 24.89
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                         (0.23)       (0.22)      (0.26)       (0.04)       0.06
Net Realized and Unrealized Gains (Losses) on
 Investments                                          1.65        (1.67)       5.34         8.82       (4.56)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.42        (1.89)       5.08         8.78       (4.50)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00        (0.04)      (0.02)
Distributions from Net Realized Gains                (1.64)       (3.19)      (1.88)        0.00       (0.05)
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.64)       (3.19)      (1.88)       (0.04)      (0.07)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 26.96      $ 27.18     $ 32.26      $ 29.06     $ 20.32
============================================================================================================
TOTAL RETURN                                          5.0%        (6.1%)      18.6%        43.2%      (18.1%)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $1,030.3      $ 512.3     $ 533.4      $ 439.4     $ 315.6
Ratio of Total Expenses to Average Net Assets        1.35%        1.36%       1.36%        1.40%       1.43%
Less: Ratio of Interest Expense to Average
 Net Assets                                          0.00%        0.00%       0.00%       (0.03%)     (0.06%)
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net
 Assets                                              1.35%        1.36%       1.36%        1.37%       1.37%
============================================================================================================
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 (1.02%)      (0.79%)     (0.78%)      (0.20%)      0.21%
Portfolio Turnover Rate                             18.31%       34.94%      39.00%       53.36%      40.38%
------------------------------------------------------------------------------------------------------------


12 o PROSPECTUS

BARON SMALL CAP FUND

Year Ended September 30
                                                                            2002        2001         2000        1999        1998*
Net Asset Value, Beginning of Year                                         $12.69       $16.05      $13.37        $8.61      $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                         (0.14)       (0.11)      (0.16)       (0.10)      (0.02)
Net Realized and Unrealized Gains (Losses) on Investments                    1.18        (2.87)       2.84         4.86       (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             1.04        (2.98)       2.68         4.76       (1.39)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                         0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                                        0.00        (0.38)       0.00         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          0.00        (0.38)       0.00         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                               $13.73       $12.69      $16.05       $13.37       $8.61
===================================================================================================================================
TOTAL RETURN                                                                 8.2%       (18.8%)      20.0%        55.3%      (13.9%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                      $719.1       $585.9      $879.5       $715.7      $403.7
Ratio of Total Expenses to Average Net Assets                               1.36%        1.35%       1.33%        1.34%       1.39%
Ratio of Net Investment Loss to Average Net Assets                         (0.97%)      (0.68%)     (0.90%)      (0.99%)     (0.20%)
Portfolio Turnover Rate                                                    55.07%       55.77%      53.18%       42.69%      59.68%
-----------------------------------------------------------------------------------------------------------------------------------

* For the period of October 1, 1997 (Commencement of Operations) to September 30, 1998.


                                                                PROSPECTUS o 13

BARON iOPPORTUNITY FUND

Year Ended September 30
                                                                                              2002            2001            2000^
Net Asset Value, Beginning of Year                                                         $  4.09          $ 8.76          $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                                 (0.06)          (0.05)            0.03
Net Realized and Unrealized Losses on Investments                                            (0.40)          (4.59)           (1.28)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                             (0.46)          (4.64)           (1.25)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                          0.00           (0.03)            0.00
Distributions from Net Realized Gains                                                         0.00            0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                           0.00           (0.03)            0.00
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fees Added to Paid In Capital                                                      0.00*           0.00*            0.01
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                               $  3.63          $ 4.09           $ 8.76
===================================================================================================================================
TOTAL RETURN +                                                                              (11.2%)         (53.1%)          (12.4%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                                      $  57.5          $ 73.7          $ 188.2
Ratio of Total Expenses to Average Net Assets                                                1.65%           1.55%            1.53%*
Less: Expense Reimbursement by Investment Adviser                                           (0.15%)         (0.05%)          (0.03%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                                                  1.50%           1.50%            1.50%*
===================================================================================================================================
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (1.20%)         (0.75%)           0.46%*
Portfolio Turnover Rate                                                                     96.41%         123.30%           31.47%
-----------------------------------------------------------------------------------------------------------------------------------

^ For the Period February 29, 2000 (Commencement of Operations) to September 30, 2000.
*    Less than $.01 per share.
**   Annualized.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.


14 o PROSPECTUS

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND and up to 25% of the total assets of BARON iOPPORTUNITY FUND.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put options and covered call options and purchase put and call options on equity


                                                                PROSPECTUS o 15
and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield, and the potential for a greater return than investment grade securities, but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the Statement of Additional Information for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security.

16 o PROSPECTUS

Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

MANAGEMENT OF THE FUNDS

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and, with his family, is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1991.


                                                                PROSPECTUS o 17

Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. BARON iOPPORTUNITY FUND is managed by Mitch Rubin. Mr. Rubin has worked at Baron Funds as an analyst for 5 years and was an assistant portfolio manager of BARON GROWTH FUND for one year. Before that he was an analyst at a large brokerage firm. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio managers. The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value.

Brokerage transactions for the Funds in exchange-listed securities or for transactions executed through ECNs are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best execution for the Funds. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

12b-1 PLAN

The Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order if it promptly transmits the order to the Funds' transfer agent. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order

18 o PROSPECTUS
will be considered received when the authorized party accepts the order. Those orders will be priced at the NAV next computed after acceptance of the order by the authorized institution or its agent. The Funds' investments are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Funds will use the NASDAQ Official Closing Price.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds' application form included with this prospectus. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 per Fund unless you choose to invest through the Baron InvestPlan (see page 20). There is no minimum for subsequent purchases except for purchases made through the Funds' website (See page 23). The Funds may reject any proposed purchase. If the Funds identify short term traders, the Funds will reject their proposed purchases.

At present, the Funds are offered and sold only to persons residing in the United States or Puerto Rico. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

You may invest or add to your account using any of the following methods:

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form with your check payable to BARON FUNDS(R) to:

            Baron Funds(R)
            P.O. Box 219946
            Kansas City, MO 64121-9946

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442- 3814 to obtain an account

                                                                PROSPECTUS o 19
number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and
(d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open you may add to your investment by telephone and exchange among the Baron Funds(R) if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BY INTERNET

You may open a new account through the Baron Funds(R) website by going to www.BaronFunds.com and clicking on "Account Status." For important information about Internet purchases see "Special Information about Baron Funds Website" on page 23 of this prospectus. You may add to an existing account through the Baron Funds(R) Website by going to www.BaronFunds.com and clicking on "Account Status." You must have ACH instructions on your account in order to make online purchases.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99- BARON), attach a voided check and mail them to Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121-9946.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA kit. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you

20 o PROSPECTUS
have recently purchased shares your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page 22. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee which will be deducted from your redemption proceeds (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. You will be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.


                                                                PROSPECTUS o 21

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be guaranteed. IF YOU HAVE CHANGED YOUR ADDRESS WITHIN 30 DAYS OF A REDEMPTION REQUEST, A SIGNATURE GUARANTEE IS REQUIRED FOR ANY AMOUNT OF REDEMPTION. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required. For joint accounts, each signature must be guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets or if the SEC permits such suspension.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in one Baron Fund to another. You may exchange shares by mail, telephone or through the Baron Funds(R) website. You must not have opted out of the telephone option to do an exchange online. Please see "Special Information about the Baron Funds(R) Website" on page 23. Any new account established through an exchange will have the same privileges as your original account and will be subject to the same minimum investment requirements. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares

22 o PROSPECTUS
exchanged. An exchange is considered a sale for federal income tax purposes, for which you may realize a taxable gain or loss. Baron iOpportunity Fund imposes a short term trading fee on redemptions and exchanges of shares held less than six months. The Funds reserve the right to cancel the exchange privilege of any investor who use the exchange privilege excessively (more than four times each year). The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

SPECIAL INFORMATION ABOUT THE BARON FUNDS WEBSITE

The Baron Funds(R) website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases or exchanges of Fund shares or exchange into other Baron Funds(R). You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To conduct online transactions you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.

The Funds impose a limit of $25,000 per initial purchase transaction through the website. Subsequent purchase transactions may be for up to $250,000 for Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund online. The purchases for Baron iOpportunity Fund may be for up to $100,000 online. The minimum initial investment is $2,000 per Fund. The minimum subsequent investment for subsequent purchases through the website is $10.

Redemptions can not be processed via the website for security purposes. However, shareholders have the option to redeem by telephone (maximums apply) or via mail.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Adviser, their Distributor or their Transfer Agent are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Funds, their Transfer Agent, Distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every

                                                                PROSPECTUS o 23
distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 100 Church Street, New York, NY 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds(R).

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121- 9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders.


24 o PROSPECTUS

                                [PHOTOS]

FOR MORE INFORMATION

Investors who want more information about the Baron Funds(R) may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information is also contained in the Statement of Additional Information dated March 31, 2003. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)
By mail:                Write to:
                        BARON FUNDS(R)
                        767 Fifth Avenue
                        New York, NY 10153
By e-mail:              Send your request to:
                        info@BaronFunds.com
On the Internet:        Text-only versions of Baron Funds(R) documents can be
                        viewed on-line or downloaded from: http:// www.BaronFunds.com or from the EDGAR database on the SEC's Internet site at: http://www.sec.gov

OTHER

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Ticker Symbols:         Baron Asset Fund                   BARAX

                        Baron Growth Fund                  BGRFX

                        Baron Small Cap Fund               BSCFX

                        Baron iOpportunity Fund            BIOPX

SEC file number: 811-5032





                             [Registered Castle Logo]
                           -----------------------------
                                  B  A  R  O  N
                                    F U N D S (R)

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100

                            ------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 24, 2003
                              REVISED: May 8, 2003

                            ------------------------


          This Statement of Additional Information ("SAI") is not a prospectus. The Fund's Prospectus, dated May 8, 2003, may be obtained without charge by writing or calling the Funds at the address and telephone number above.


                            ------------------------















               No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

                                TABLE OF CONTENTS





                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............       3
  Investment Goals, Strategies and Risks....       3                 3-5,15-17

MANAGEMENT THE FUNDS........................       10                    17
  Board of Trustees and Officers............       10
  Principal Holders of Shares...............       16
  Investment Adviser........................       17

BROKERAGE...................................       18

DISTRIBUTOR.................................       20
  Distribution Plan.........................       20                    18
  Code of Ethics............................       22

REDEMPTION AND PURCHASE OF SHARES...........       22                    19

NET ASSET VALUE.............................       23                    18

TAXES.......................................       23                    23

ORGANIZATION AND CAPITALIZATION.............       24

OTHER INFORMATION...........................       24               Back Cover
  Calculations of Performance Data..........       24

FUND HISTORY AND CLASSIFICATION
--------------------------------

BARON ASSET FUND (the "Trust") is a no-load, open-end, diversified management investment company organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are four series currently available (individually a "Fund" and collectively the "Funds"): BARON ASSET FUND, started in June of 1987, BARON GROWTH FUND (formerly named Baron Growth & Income Fund), started in January of 1995, BARON SMALL CAP FUND, started in October 1997, and BARON iOPPORTUNITY FUND, started February 29, 2000.


INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND's investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON GROWTH FUND's investment objective is to seek capital appreciation through long-term investments primarily in small growth companies. BARON SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation through investments in growth businesses that benefit from technology advances. A small sized company is defined as having a market value of under $2.5 billion. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. At least 80% of BARON SMALL CAP FUND's total assets, measured at the time of purchase, are invested in smaller companies. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 15, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN  SECURITIES BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND
-------------------
may invest up to 10% and BARON iOPPORTUNITY FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs The Funds may invest in the equity  securities  of real estate  investment
-----
trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING The Funds may lend their portfolio securities to institutions as a means
-------
of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. Baron Asset Fund will not lend more than 10% of its total assets and Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED  SECURITIES The Funds may invest in  mortgage-backed  securities
---------------------------
that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

WHEN-ISSUED  SECURITIES  The Funds  may  invest  in debt and  equity  securities
-----------------------
purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

MEDIUM AND LOWER RATED  CORPORATE DEBT SECURITIES All of the Funds may invest in
-------------------------------------------------
debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds do not anticipate investing more than 35% of their respective assets in such securities.

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds' equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT  SECURITIES  The Funds may invest in  zero-coupon,  step-coupon,  and
----------------------
pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

SHORT SALES
-----------

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. A Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. A Fund may sell a security that the Fund borrows and does not own. The Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. The Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered by long positions. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. A Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.

OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.

USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds' shares or, less, at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
     4. Make short sales of securities, maintain a short position, or write put options;
     5.   Purchase or sell commodities or commodity contracts;
     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
     7.   Invest in oil, gas or mineral-related programs or leases;
     8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
     9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
     10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
     11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
     12. Participate on a joint, or a joint and several, basis in any securities trading account;
     13.  Underwrite securities of other issuers;
     14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
     15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
     16. Invest more than 5% of its total assets in warrants to purchase common stock;
     17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
     18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
     6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
     11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
     12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

     1. Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the 1940 Act.


The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.


TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND and BARON GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

         FUND                               2002              2001
         ----                               ----              ----
         Baron Asset Fund                     6%                4%
         Baron Growth Fund                   18%               35%
         Baron Small Cap Fund                55%               56%
         Baron iOpportunity Fund             96%              123%




MANAGEMENT OF THE FUNDS
-----------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all four portfolios.



INTERESTED TRUSTEES
-------------------



                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Ronald Baron *+                Chairman, CEO,           15 years         Chairman, CEO, and Director               None
767 Fifth Avenue               Chief                                     of: Baron Capital, Inc.
New York, NY 10153             Investment                                (1982-Present), Baron Capital
DOB: May 23, 1943              Officer and                               Management, Inc.(1983-Present),
                               Trustee                                   Baron Capital Group, Inc.
                                                                         (1984-Present), BAMCO, Inc.
                                                                         (1987-Present).

                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Linda S. Martinson*+           Vice President,          15 years         General Counsel, Vice                     None
767 Fifth Avenue               General Counsel                           President and Secretary
New York, NY 10153             Secretary and                             Baron Capital, Inc.
DOB: February 22, 1955         Trustee                                   (1983-Present), BAMCO, Inc.
                                                                         (1987-Present), Baron Capital
                                                                         Group, Inc.(1984-Present),
                                                                         Baron Capital Management, Inc.
                                                                         (1983-Present).

Morty Schaja*+                President, Chief           6 years         President and Chief Operating             None
767 Fifth Avenue              Operating Officer                          Officer, Baron Capital, Inc.
New York, NY 10153            and Trustee                                (1999-Present); Senior Vice
DOB: October 30, 1954                                                    President and Chief Operating
                                                                         Officer of Baron Capital, Inc.
                                                                         (1997-1999); Managing Director,
                                                                         Vice President, Baron Capital, Inc.
                                                                         (1991-Present), and Director,
                                                                         Baron Capital Group, Inc., Baron
                                                                         Capital Management, Inc., and
                                                                         BAMCO, Inc. (1997-Present).



                               Position(s) Held                          Principal Occupation(s)       Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years    Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------    ---------------------------

Norman S. Edelcup#^**            Trustee                15 years         Senior Vice President and     Director, Florida Savings
244 Atlantic Isle                                                        Director, Florida Savings     Bancorp (2001-Present);
Sunny Isles Beach, FL 33160                                              Bancorp (2001-Present);       Director, Valhi, Inc. (1975-
DOB: May 8, 1935                                                         Commissioner,Sunny Isles      Present)(diversified company
                                                                         Beach, Florida (2001-Present)
                                                                         Senior Vice President, Item
                                                                         Processing of America (1999-
                                                                         2000) (a subsidiary of The
                                                                         Intercept Group); Chairman,
                                                                         Item Processing of America
                                                                         (1989-1999) (afinancial
                                                                         institution service bureau);
                                                                         Director, Valhi, Inc. (1975-
                                                                         Present)(diversified company);
                                                                         Director, Artistic Greetings,
                                                                         Inc. (1985-1998).

Charles N. Mathewson**           Trustee                15 years         Chairman, International Game            None
9295 Prototype Road                                                      Technology (1986-Present)
Reno, NV 89511                                                           (manufacturer of microprocessor
DOB: June 12, 1928                                                       -controlled gaming machines
                                                                         and monitoring systems).

Harold W. Milner^**              Trustee                15 years         Retired; President and CEO,             None
2293 Morningstar Drive                                                   Kahler Realty Corporation
Park City, UT 84060                                                      (1985-1997) (hotel ownership
DOB: November 11, 1934                                                   and management).


                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Raymond Noveck+#^**              Trustee                15 years         Private Investor (1999-                 None
31 Karen Road                                                            Present); President, The
Waban, MA 02168                                                          Medical Information Line,Inc.
DOB: May 4, 1943                                                         (1997-1998) (health care
                                                                         information); President,
                                                                         Strategic Systems, Inc.
                                                                         (1990-1997) (health care
                                                                         information); Director,
                                                                         Horizon/CMS Healthcare
                                                                         Corporation (1987-1997).

David A. Silverman, MD**         Trustee                                 Physician and Faculty, New              None
239 Central Park West                                                    York University School of
New York, NY 10024                                                       Medicine (1976-Present).



OFFICERS OF THE FUNDS
---------------------

Clifford Greenberg             Vice President                            Vice President, Baron Capital,          None
767 Fifth Avenue               and Portfolio                             Inc., Baron Capital Group, Inc.,
New York, NY 10153             Manager                                   BAMCO, Inc., (1997-Present);
DOB: April 30, 1959                                                      Portfolio Manager, Baron Small Cap
                                                                         Fund (1997-Present); General Partner,
                                                                         HPB Associates, LP (1984-1996)
                                                                         (investment partnership).

Andrew Peck                    Vice President           < 1 year         Vice President, Baron                   None
767 Fifth Avenue                                                         Asset Fund (2003),
New York, NY 10153                                                       Analyst, Baron Capital,
DOB: March 25, 1969                                                      Inc. (1998-Present).


                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Susan Robbins                  Vice President                            Senior Analyst, Vice President          None
767 Fifth Avenue                                                         and Director, Baron Capital, Inc.
New York, NY 10153                                                       (1982-Present), Baron Capital
DOB: October 19, 1954                                                    Management, Inc. (1984- Present).

Mitchell J. Rubin              Portfolio Manager         2 years         Vice President and Senior               None
767 Fifth Avenue                                                         Analyst, Baron Capital, Inc.
New YOrk, NY 10153                                                       (1997-Present), Portfolio
DOB: September 22, 1966                                                  Manager of Baron iOpportunity
                                                                         Fund (2000-Present).

Peggy C. Wong                  Treasurer and            15 years         Treasurer and Chief                     None
767 Fifth Avenue               Chief Financial                           Financial Officer, Baron
New York, NY 10153             Officer                                   Capital, Inc., Baron Capital
DOB: April 30, 1961                                                      Group, Inc., BAMCO, Inc. and
                                                                         Baron Capital Management, Inc.
                                                                         (1987-Present).

--------------------------------------------------------------------------------
* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
#    Members of the Audit Committee.
^    Members of the Nominating Committee.
**   Members of the Independent Committee.



The Trustees of the Funds are responsible for the overall supervision of the operation of the Portfolios and the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Funds' Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Capital Funds Trust and Baron Select Funds, registered investment companies.

The Funds pay each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $2,500. An additional $2,500 each paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meetings; $500 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $2,500 in annual compensation for serving on the Audit Committee. The Audit Committee met twice during the fiscal year ended September 30, 2002.

There are four members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation. There were four meetings of the Executive Committee during the fiscal year ended September 30, 2002.

There are three members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2002.

There are five members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met two times during the fiscal year ended September 30, 2002.


TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2002:




==========================================================================================================
                                                                               Aggregate Dollar Range of
                                                                                Equity Securities in All
                                                                                 Registered Investment
                                                                                 Companies Overseen by
                                     Dollar Range of Equity                       Trustee in Family of
Name of Trustee                      Securities in the Funds                      Investment Companies
----------------------------------------------------------------------------------------------------------
Ronald Baron                               > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Linda S. Martinson                         > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Morty Schaja                               > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Norman Edelcup                         $50,001 - $100,000                          $50,0001 - $100,000
----------------------------------------------------------------------------------------------------------
Charles Mathewson                          > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Harold Milner                              > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Raymond Noveck                             > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
David Silverman                         $10,001 - $50,000                           $10,001 - $50,000
----------------------------------------------------------------------------------------------------------

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling; controlled by or under common control with the Adviser or Distributor.

TRUSTEE COMPENSATION TABLE
--------------------------

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2002:


=======================================================================================================================
                            Aggregate             Pension or                Estimated Annual         Total Compensation
                            Compensation          Retirement Benefits       Benefits Upon            From Fund and
                            From the Funds        Accrued As Part of        Retirement               Fund Complex Paid
Name                                              Funds Expenses                                     to Trustees
-----------------------------------------------------------------------------------------------------------------------
Ronald Baron                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $15,000                   N/A                     N/A                   $15,000
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson             $6,500                   N/A                     N/A                    $6,500
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                $12,500                   N/A                     N/A                   $12,500
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $12,500                   N/A                     N/A                   $12,500
-----------------------------------------------------------------------------------------------------------------------
David Silverman              $12,500                   N/A                     N/A                   $12,500
-----------------------------------------------------------------------------------------------------------------------


PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2002, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:

                                                                                                 BARON
                                            BARON ASSET       BARON GROWTH      BARON SMALL      IOPPORTUNITY
                                            FUND              FUND              CAP FUND         FUND
                                            -----------       -------------     -----------      -------------

CHARLES SCHWAB & Co., Inc.                  33.2%             26.7%             38.2%            57.7%
National Financial Services Corp.           10.0%             17.1%             20.7%
Fidelity Investments Institutional           6.8%              9.6%
American Express Trust                       5.7%


All of the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2002, all of the officers and Trustees of BARON ASSET FUND as a group beneficially owned directly or indirectly 0.42% of BARON ASSET FUND's outstanding shares, 0.22% of BARON GROWTH FUND's outstanding shares, 0.74% BARON SMALL CAP FUND's outstanding shares, and 2.02% of BARON iOPPORTUNITY FUND's outstanding shares.

INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. For such services, the Adviser receives an annual fee from each Fund of 1% of the assets of the respective Fund. BARON ASSET FUND incurred advisory expenses of $27,512,602 for the year ended September 30, 2002; $38,431,132 for the year ended September 30, 2001; and $54,034,991 for the year ended September 30, 2000. BARON GROWTH FUND incurred advisory expenses of $8,605,814 for the year ended September 30, 2002; $5,152,815 for the year ended September 30, 2001; and $5,577,859 for the year ended September 30, 2000. BARON SMALL CAP FUND incurred advisory expenses of $7,437,582 for the year ended September 30, 2002; $7,180,360 for the year ended September 30, 2001; and $9,766,731 for the year ended September 30, 2000. BARON iOPPORTUNITY FUND incurred advisory expenses of $820,217 for the year ended September 30, 2002; $1,182,833 for the year ended September 30, 2001 and $1,184,536 for the period February 29, 2000 to September 30, 2000, it's first period of operation. The Adviser has contractually agreed to limit the expense ratio for BARON iOPPORTUNITY FUND to 1.5%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other fund managed by the Adviser have investment objectives which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser, and for the principals and employees of the Adviser, BCM, and affiliates to take either the same or least favorable price of the day. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for other funds it manages.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund on account of any action taken in good faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, and for BARON SMALL CAP FUND on July 29, 1997. The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, and BARON iOPPORTUNITY FUND such approval for 2002 was given at a Board of Trustees meeting held on April 23, 2002.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act).

In approving the Advisory Agreement the Trustees considered a broad scope of information, including the following:

o confidence in the senior personnel of the Adviser, and the Adviser's resources ;
o    the Adviser's investment principles and process;
o    the quality of the services provided by the Adviser;
o the nature of the services provided by the Adviser, including the extensive devotion to research efforts by the Adviser;
o    the type of investing to be used for the Funds;
o    historical performance of the Funds;
o historical performance of the Adviser as compared to similar funds managed by other advisers over comparable periods;
o the advisory fee rate payable to the Adviser by the Funds and by other funds managed by the Adviser, and as compared to similar funds managed by other advisers over comparable periods;
o the total expense ratio of the Funds and as compared to similar funds managed by other advisers over comparable periods;
o the total compensation paid to affiliates of the Adviser for other services;
o the profitability to the Adviser and its affiliates of the Funds and of other Funds managed by the Adviser; and
o    the additional services provided by the Adviser.

In addition, the Trustees were offered the opportunity to ask questions or ask for any additional information. Based on their evaluation of the above information, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement, determining that the compensation under the Agreement is fair and reasonable in light of the services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.



SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds' shareholders.

BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds in exchange-listed securities are effected chiefly by or through the Adviser's affiliate, Baron Capital, Inc., when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153, is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.


                                            For the Fiscal Year Ended 09/30
                                            2002              2001              2000

Total Commissions Paid
BAF                                         $2,191,414        $2,575,608        $4,168,350
BGF                                         $1,392,589        $  544,313        $  529,916
BSC                                         $1,852,953        $1,556,111        $1,358,663
BiOP                                        $  358,979        $  420,264        $  320,155

Commissions Pd to BCI
BAF                                         $1,521,097        $1,777,685        $3,184,110
BGF                                         $  745,934        $  322,640        $  352,202
BSC                                         $  814,890        $  829,989        $  783,107
BiOP                                        $  240,829        $  373,271        $  290,864


% of Aggregate Dollar Amount
of Commissions Pd to BCI
BAF                                              69.4%             69.0%            76.4%
BGF                                              53.6%             59.3%            66.5%
BSC                                              44.0%             53.3%            57.6%
BiOP                                             67.1%             88.8%            90.9%


% of Aggregate  Dollar Amount
of Transactions involving
Payment of Commissions to BCI
BAF                                              66.6%             67.01%           82.1%
BGF                                              50.7%             58.61%           72.2%
BSC                                              42.2%             52.42%           63.5%
BiOP                                             62.1%             89.07%           92.3%


% of Total Transactions (Principal & Agency)
Where BCI Acted as Broker
BAF                                              61.9%             56.25%           64.8%
BGF                                              43.6%             40.61%           37.3%
BSC                                              33.3%             34.15%           36.4%
BiOP                                             49.7%             57.13%           63.4%


Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Funds, other mutual fund clients of the Adviser and accounts of BCM, and may also act as broker for accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and BAMCO are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.


DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Funds have a distribution agreement with Baron Capital. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Funds to pay the Distributor a distribution or service fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the Distribution Plan eve if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor report to the Trustees in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 2002, Baron Asset Fund paid distribution fees to the Distributor of $6,878,156 (an additional $3,499,496 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Growth Fund paid distribution fees to the Distributor of $2,151,455 (an additional $583,829 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Small Cap Fund paid distribution fees to the Distributor of $1,859,397 (an additional $544,574 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and Baron iOpportunity Fund paid distribution fees to the Distributor of $205,054 (an additional $58,792 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).


COMPENSATION TABLE
------------------

The following table discloses compensation received by Baron Capital from the Funds for the fiscal year ended September 30, 2002:


====================================================================================================================
                                 Net Underwriting        Compensation on
                                  Discounts and          Redemptions and           Brokerage               Other
Series                             Commissions             Repurchases            Commissions          Compensation*
---------------------------------------------------------------------------------------------------------------------
Baron Asset Fund                        $0                      $0                $1,521,097             $6,878,156
---------------------------------------------------------------------------------------------------------------------
Baron Growth Fund                       $0                      $0                 $ 745,934             $2,151,455
---------------------------------------------------------------------------------------------------------------------

                                      -21-

---------------------------------------------------------------------------------------------------------------------
Baron Small Cap Fund                    $0                      $0                 $ 814,890             $1,859,397
---------------------------------------------------------------------------------------------------------------------
Baron iOpportunity Fund                 $0                      $0                 $ 240,829             $ 205,054
---------------------------------------------------------------------------------------------------------------------

*   Fees received pursuant to Distribution Plan.



Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by the Funds' Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds' shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held or to be purchased by the Funds.

CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, 100 Church Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.


REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transaction and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund


NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.


TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.


ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON ASSET FUND is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The four series currently available are BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Funds.


CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                                                         n
                                  P(1+T) = ERV
               Where: P = a hypothetical initial payment of $1,000
                     T  = average annual total return
                     n
                        = number of years
                    ERV = ending redeemable value at the end of the period
                          of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale' shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions ) is computed as follows:

                                               n
                                 ATV  = P (1+T)
                                    D

           Where: P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distriubtions) n
                    =  number of years
                ATV = ending redeemable value of a  hypothetical $1,000
                   D investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:
                                               n
                                ATV   = P (1+T)
                                   DR

           Where: P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n
                    = number of years
               ATV  = ending redeemable value of a hypothetical $1,000
                  DR investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2002, for BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND has been:

                                   Average  |   Average               |   Average               |   Average
                                   Annual   |   Annual     Cumulative |   Annual    Cumulative  |   Annual         Cumulative
                                   1 YR     |   5 YR        5 YR      |   10 YR       10 YR     |   Since          Since
                                            |                         |                         |   Inception      Inception
                                 ------------------------------------------------------------------------------------------------
BARON ASSET FUND                            |                         |                         |
                                            |                         |                         |
Return before taxes                -2.54%   |   -2.15%     -10.31%    |   11.00%     183.83%    |    11.82%         453.00%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                      -4.30%   |   -2.82%     -13.33%    |   10.36%     167.96%    |    11.02%         395.35%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                              0.48%   |   -1.54%      -7.46%    |    9.41%     145.74%    |    10.18%         341.08%
                                            |                         |                         |
Russell 2000 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                          -9.30%   |   -3.19%     -14.97%    |    8.01%     116.10%    |     7.06%         184.27%
                                            |                         |                         |
Russell 2500 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                          -7.46%   |   -0.18%      -0.89%    |    9.98%     159.01%    |     9.17%          282.56%
                                            |                         |                         |
BARON GROWTH FUND                           |                         |                         |
                                            |                         |                         |
Return before taxes                 5.02%   |    6.54%      37.25%    |                         |    17.52%           249.55%
                                            |                         |                         |

                                   Average  |   Average               |   Average               |   Average
                                   Annual   |   Annual     Cumulative |   Annual    Cumulative  |   Annual         Cumulative
                                   1 YR     |   5 YR        5 YR      |   10 YR       10 YR     |   Since          Since
                                            |                         |                         |   Inception      Inception
                                 ------------------------------------------------------------------------------------------------

Return after taxes on                       |                         |                         |
distributions                       3.66%   |    5.52%      30.81%    |                         |    16.66%           230.17%
                                            |                         |                         |
Return afer taxes on                        |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                              4.03%   |    5.27%      29.30%    |                         |    15.05%           196.35%
                                            |                         |                         |
Russell 2000 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                          -9.30%   |   -3.19%     -14.97%    |                         |     6.34%             61.08%
---------------------------------------------------------------------------------------------------------------------------------

                                   Average  |   Average               |   Average               |   Average
                                   Annual   |   Annual     Cumulative |   Annual    Cumulative  |   Annual         Cumulative
                                   1 YR     |   5 YR        5 YR      |   10 YR       10 YR     |   Since          Since
                                            |                         |                         |   Inception      Inception
                                 ------------------------------------------------------------------------------------------------
                                            |                         |                         |
BARON SMALL CAP FUND                        |                         |                         |
                                            |                         |                         |
Return before taxes                  8.20%  |    7.11%       40.95%   |                         |     7.11%           40.95%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                        8.20%  |    6.99%       40.22%   |                         |     6.99%           40.22%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                               5.03%  |    5.83%       32.78%   |                         |     5.83%           32.78%
                                            |                         |                         |
Russell 2000 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                           -9.30%  |   -3.19%      -14.97%   |                         |    -3.19%           14.97%
                                            |                         |                         |
BARON iOPPORTUNITY FUND                     |                         |                         |
                                            |                         |                         |
Return before taxes                -11.25%  |                         |                         |   -32.35%          -63.57%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                      -11.25%  |                         |                         |   -32.39%          -63.62%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                              -6.91%  |                         |                         |   -24.05%          -50.87%
                                            |                         |                         |
Nasdaq Composite (reflects                  |                         |                         |
no deductions for fees                      |                         |                         |
expenses or taxes)                 -21.80%  |                         |                         |   -41.53%          -75.04%
                                            |                         |                         |
Morgan Stanley Internet                     |                         |                         |
Index (reflects no deductions               |                         |                         |
for fees expenses or taxes)        -34.63%  |                         |                         |   -68.53%          -94.97%
----------------------------------------------------------------------------------------------------------------------------------

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No -Load Fund Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard

& Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning
Investment News, Newark Star Ledger, Reuters, Time - European Edition, Registered Representative Magazine and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

BARON FUNDS
--------------------------------------------------------------------------------

TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

Baron Asset Fund invests primarily in small and medium sized companies; Baron Growth Fund and Baron Small Cap Fund invest primarily in small companies. Table I ranks the Funds' investments by their current market capitalization which often is greater than the market capitalization of the companies at the time they were first purchased.


BARON ASSET FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Charles Schwab Corp. ................................       $11,874        6.2%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Anthem, Inc. ........................................       $ 9,180        1.7%
Apollo Group, Inc., Cl A ............................         7,535       10.8
Zimmer Holdings, Inc. ...............................         7,468        0.4
Weight Watchers Intl., Inc. .........................         4,570        0.9
ChoicePoint, Inc. ...................................         3,052        9.9
Robert Half Intl., Inc. .............................         2,779        3.9
Cox Radio, Inc., Cl A ...............................         2,624        1.3
XTO Energy, Inc. ....................................         2,561        0.8
Dollar Tree Stores, Inc. ............................         2,516        2.1
                                                                          ----
                                                                          31.8%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Manor Care, Inc. ....................................       $ 2,210        2.5%
Polo Ralph Lauren Corp., Cl A .......................         2,045        5.2
Hispanic Broadcasting Corp. .........................         2,027        0.6
Neuberger Berman, Inc. ..............................         1,883        0.3
Charles River Laboratories Intl., Inc. ..............         1,756        0.5
Krispy Kreme Doughnuts, Inc. ........................         1,733        0.3
Radio One, Inc. .....................................         1,724        0.7
Harte-Hanks, Inc. ...................................         1,712        0.2
Education Mgmt. Corp. ...............................         1,558        3.4
The Cheesecake Factory, Inc. ........................         1,510        0.2
99 Cents Only Stores ................................         1,452        0.1
DeVry, Inc. .........................................         1,302        3.2
Ethan Allen Interiors, Inc. .........................         1,225        2.7
OM Group, Inc. ......................................         1,206        4.8
Extended Stay America, Inc. .........................         1,191        0.5
Four Seasons Hotels, Inc. ...........................         1,126        0.4
Choice Hotels Intl., Inc. ...........................           913        5.1
Seacor Smit, Inc. ...................................           827        3.1
Penn National Gaming, Inc. ..........................           754        0.5
Kerzner Intl., Ltd. .................................           628        2.7
Southern Union Co. ..................................           625        1.5
Natuzzi S.p.A. ......................................           597        0.5
Vail Resorts, Inc. ..................................           498        6.4


                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
Libbey, Inc. ........................................        $494          3.5%
Sotheby's Hldgs., Inc., Cl A ........................         430          5.3
Saga Comm., Inc., Cl A ..............................         380          4.0
Alexander's, Inc. ...................................         305          0.9
Smart and Final, Inc. ...............................         125          0.5
DVI, Inc. ...........................................          71          0.3
                                                                          ----
                                                                          59.9%


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $7,535         1.8%
Weight Watchers Intl., Inc. .........................        4,570         0.8
ChoicePoint, Inc. ...................................        3,052         3.5
Robert Half Intl., Inc. .............................        2,779         0.6
University of Phoenix Online ........................        2,744         3.1
BlackRock, Inc., Cl A ...............................        2,683         1.4
Community Health Systems, Inc. ......................        2,631         0.4
Dollar Tree Stores, Inc. ............................        2,516         1.0
                                                                          ----
                                                                          12.6%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Manor Care, Inc. ....................................       $2,210         0.7%
Polo Ralph Lauren Corp., Cl A .......................        2,045         0.7
Charles River Laboratories Intl., Inc. ..............        1,756         2.3
Krispy Kreme Doughnuts, Inc. ........................        1,733         2.7
Radio One, Inc. .....................................        1,724         1.5
Harte-Hanks, Inc. ...................................        1,712         1.5
Fair, Isaac and Co., Inc. ...........................        1,669         2.1
Entravision Comm. Corp., Cl A .......................        1,587         0.2
Education Mgmt. Corp. ...............................        1,558         1.2
Catalina Marketing Corp. ............................        1,535         2.3
Waddell & Reed Financial, Inc., Cl A ................        1,415         0.4
Chico's FAS, Inc. ...................................        1,331         1.8
DeVry, Inc. .........................................        1,302         0.5
Petco Animal Supplies, Inc. .........................        1,243         1.3

BARON FUNDS
--------------------------------------------------------------------------------

BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
LIN TV Corp., Cl A ..................................       $1,233         2.0%
Ethan Allen Interiors, Inc. .........................        1,225         1.9
OM Group, Inc. ......................................        1,206         2.1
Boyd Gaming Corp. ...................................        1,202         0.5
Extended Stay America, Inc. .........................        1,191         2.1
Four Seasons Hotels, Inc. ...........................        1,126         1.1
LNR Property Corp. ..................................        1,111         0.4
CTI Molecular Imaging, Inc. .........................        1,077         1.4
Getty Images, Inc. ..................................        1,073         0.7
Jefferies Group, Inc. ...............................        1,028         1.9
CheckFree Corp. .....................................        1,008         0.4
Arbitron, Inc. ......................................        1,006         2.5
Cambrex Corp. .......................................          956         1.4
Anteon Intl., Corp. .................................          920         1.4
Choice Hotels Intl., Inc. ...........................          913         1.9
Premcor, Inc. .......................................          902         0.1
Gabelli Asset Mgmt., Inc., Cl A .....................          894         0.9
ProQuest Co. ........................................          850         0.3
Province Healthcare Co. .............................          833         0.7
Seacor Smit, Inc. ...................................          827         1.7
Linens `n Things, Inc. ..............................          809         1.4
John H. Harland Co. .................................          799         1.3
PRG-Schultz Intl., Inc. .............................          799         1.2
AMN Healthcare Services, Inc. .......................          795         0.1
Penn National Gaming, Inc. ..........................          754         2.6
Intrawest Corp. .....................................          672         0.8
Arch Capital Group, Ltd. ............................          664         2.0
Ralcorp Hldgs., Inc. ................................          639         0.2
Kerzner Intl., Ltd. .................................          628         2.4
Southern Union Co. ..................................          625         1.5
AmSurg Corp. ........................................          618         0.9
Natuzzi S.p.A. ......................................          597         0.4
Insight Comm. Co., Inc., Cl A .......................          556         0.7
United Surgical Partners Intl., Inc. ................          540         1.8
Vail Resorts, Inc. ..................................          498         1.2
Libbey, Inc. ........................................          494         0.9
Kronos, Inc. ........................................          485         1.0
Information Holdings, Inc. ..........................          472         0.5
Odyssey Healthcare, Inc. ............................          460         1.0
Cell Genesys, Inc. ..................................          430         0.1
Sotheby's Hldgs., Inc., Cl A ........................          430         0.4
California Pizza Kitchen, Inc. ......................          429         1.2
Spanish Broadcasting System, Inc., Cl A..............          424         0.2
Viasys Healthcare, Inc. .............................          401         0.8
Saga Comm., Inc., Cl A ..............................          380         1.4
Symyx Technologies, Inc. ............................          323         0.8


                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
Alexander's, Inc. ...................................        $305          0.4%
Centene Corp. .......................................         284          1.2
Heidrick & Struggles Intl., Inc. ....................         275          0.2
SmartForce PLC ......................................         190          0.1
Smart and Final, Inc. ...............................         125          0.4
Rigel Pharmaceuticals, Inc. .........................          73          0.1
DVI, Inc. ...........................................          71          0.2
                                                                          ----
                                                                          74.0%


Baron Small Cap Fund
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $7,535         2.9%
Weight Watchers Intl., Inc. .........................        4,570         2.4
Westwood One, Inc. ..................................        3,818         2.0
ChoicePoint, Inc. ...................................        3,052         3.6
University of Phoenix Online ........................        2,744         0.6
Community Health Systems, Inc. ......................        2,631         2.6
Dollar Tree Stores, Inc. ............................        2,516         0.6
                                                                          ----
                                                                          14.7%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Regal Entertainment Group, Cl A .....................       $2,314         0.8%
Ticketmaster ........................................        2,196         1.4
Career Education Corp. ..............................        2,173         9.0
Iron Mountain, Inc. .................................        2,118         2.5
Charles River Laboratories Intl., Inc. ..............        1,756         3.0
Krispy Kreme Doughnuts, Inc. ........................        1,733         2.5
Radio One, Inc. .....................................        1,724         3.9
JetBlue Airways Corp. ...............................        1,696         1.0
Fair, Isaac and Co., Inc. ...........................        1,669         2.3
Entravision Comm. Corp., Cl A .......................        1,587         0.3
Catalina Marketing Corp. ............................        1,535         2.0
The Cheesecake Factory, Inc. ........................        1,510         1.2
99 Cents Only Stores ................................        1,452         1.3
LIN TV Corp., Cl A ..................................        1,233         1.5
Four Seasons Hotels, Inc. ...........................        1,126         0.6
Interactive Data Corp. ..............................        1,119         2.1
LNR Property Corp. ..................................        1,111         1.5
Corporate Executive Board Co. .......................        1,060         0.9
Waste Connections, Inc. .............................          967         0.7
Ventas, Inc. ........................................          922         0.4
Anteon Intl., Corp. .................................          920         2.3
Premcor, Inc. .......................................          902         0.5

BARON FUNDS
--------------------------------------------------------------------------------

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
Gabelli Asset Mgmt., Inc., Cl A .....................        $894          1.2%
ProQuest Co. ........................................         850          2.3
FTI Consulting, Inc. ................................         834          1.6
Province Healthcare Co. .............................         833          2.1
AMN Healthcare Services, Inc. .......................         795          1.3
R.H. Donnelley Corp. ................................         772          0.2
P.F. Chang's China Bistro, Inc. .....................         723          0.1
Arch Capital Group, Ltd. ............................         664          0.9
Kerzner Intl., Ltd. .................................         628          1.0
AFC Enterprises, Inc. ...............................         627          0.3
Kroll, Inc. .........................................         607          0.8
Hot Topic, Inc. .....................................         564          1.5
United Surgical Partners Intl., Inc. ................         540          2.8
Quiksilver, Inc. ....................................         534          0.5
Information Holdings, Inc. ..........................         472          2.4
Odyssey Healthcare, Inc. ............................         460          0.8
Cross Country, Inc. .................................         456          1.5
California Pizza Kitchen, Inc. ......................         429          1.5
Actuant Corp., Cl A .................................         428          0.7
Viasys Healthcare, Inc. .............................         401          2.0
Kenneth Cole Productions, Inc., Cl A ................         400          0.6
Resources Connection, Inc. ..........................         312          0.8
AMC Entertainment, Inc. .............................         254          1.3
MTR Gaming Group, Inc. ..............................         247          0.7
Stelmar Shipping, Ltd. ..............................         244          0.7
SmartForce PLC ......................................         190          0.2
Pinnacle Entertainment, Inc. ........................         189          0.4
Meridian Medical Technologies, Inc. .................         163          0.6
Casual Male Retail Group, Inc. ......................         138          2.6
Restoration Hardware, Inc. ..........................         134          1.0
Overstock.com, Inc. .................................          86          0.3
ResortQuest Intl., Inc. .............................          77          0.2
DVI, Inc. ...........................................          71          0.2
Liberty Livewire Corp. ..............................          66          0.1
Equity Marketing, Inc. ..............................          61          0.7
The Sports Club Co., Inc. ...........................          32          0.1
                                                                          ----
                                                                          77.7%


Baron iOpportunity Fund
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Intel Corp. .........................................       $92,577        1.8%
Dell Computer Corp. .................................        60,887        3.7
Comcast Corp., Cl A .................................        19,752        2.6
eBay, Inc. ..........................................        14,883        4.1
Accenture, Ltd., Cl A ...............................        13,668        3.2
Charles Schwab Corp. ................................        11,874        2.7
                                                                          ----
                                                                          18.1%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Electronic Arts, Inc. ...............................       $ 9,184        4.6%
Best Buy Co., Inc. ..................................         7,170        0.5
Amazon.com, Inc. ....................................         6,061        3.5
Yahoo! Inc. .........................................         5,747        2.5
Flextronics Intl., Ltd. .............................         3,603        3.0
ChoicePoint, Inc. ...................................         3,052        2.5
Celestica, Inc. .....................................         3,009        0.8
Jabil Circuit, Inc. .................................         2,921        0.6
Hotels.com, Cl A ....................................         2,920        7.5
Expedia, Inc., Cl A .................................         2,896        5.1
University of Phoenix Online ........................         2,744        5.2
                                                                          ----
                                                                          35.8%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Ticketmaster ........................................       $ 2,196        2.1%
Tech Data Corp. .....................................         1,490        0.9
Overture Services, Inc. .............................         1,378        6.6
Take-Two Interactive Software, Inc. .................         1,141        2.0
Getty Images, Inc. ..................................         1,073        4.4
CheckFree Corp. .....................................         1,008        1.0
TMP Worldwide, Inc. .................................         1,005        1.2
THQ, Inc. ...........................................           825        0.7
Research in Motion, Ltd. ............................           708        0.5
Mediacom Comm. Corp., Cl A ..........................           644        2.3
Insight Comm. Co., Inc., Cl A .......................           556        2.3
1-800-FLOWERS.COM, Inc., Cl A .......................           458        0.8
LendingTree, Inc. ...................................           327        1.9
CoStar Group, Inc. ..................................           284        1.3
Stamps.com, Inc. ....................................           218        0.7
Netflix, Inc. .......................................           214        1.4
FreeMarkets, Inc. ...................................           205        0.4
SmartForce PLC ......................................           190        2.1
iDine Rewards Network, Inc. .........................           182        1.3
drugstore.com, Inc. .................................           114        1.0
Overstock.com, Inc. .................................            86        1.0
Hoover's, Inc. ......................................            77        0.2
SBA Comm. Corp., Cl A ...............................            55        0.8
Dice, Inc. ..........................................            12        0.3
                                                                          ----
                                                                          37.2%

BARON FUNDS
--------------------------------------------------------------------------------

TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                             BARON
                                                   BARON                BARON                SMALL                BARON
                                                   ASSET                GROWTH                CAP             IOPPORTUNITY
                                                    FUND                 FUND                 FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                  % OF                   % OF                 % OF                % OF
                                                PORTFOLIO             PORTFOLIO            PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Leverage (Debt > 40% of Market Cap .......          18.7%                17.9%                13.3%                7.0%
Foreign Sales Dependent (Sales > 15%) ....          22.7                 14.7                 20.7                37.2
Oil Price Sensitivity ....................          16.7                 12.7                  2.6                13.4
Volatility (Beta > 1.2) ..................           8.7                  9.4                 14.3                69.8
NASDAQ Securities ........................          18.9                 31.8                 42.4                81.1
Unseasoned Securities
 (Publicly owned
   for 5 3 years) ........................           5.3                 28.2                 30.7                31.0
 (Publicly owned
   for 5 1 year) .........................           4.2                 11.9                 13.8                 2.7
Turnarounds ..............................          18.6                  1.7                  1.2                14.1
Development Companies ....................           2.1                  1.3                  0.7                 6.7



TABLE III (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

BARON ASSET FUND

One year                                                                   -2.5%
--------------------------------------------------------------------------------
Two years                                                                 -18.1%
--------------------------------------------------------------------------------
Three years                                                                -6.2%
--------------------------------------------------------------------------------
Four years                                                                  1.6%
--------------------------------------------------------------------------------
Five years                                                                 -2.2%
--------------------------------------------------------------------------------
Ten years                                                                  11.0%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              11.8%
--------------------------------------------------------------------------------


BARON GROWTH FUND

One year                                                                    5.0%
--------------------------------------------------------------------------------
Two years                                                                  -0.7%
--------------------------------------------------------------------------------
Three years                                                                 5.4%
--------------------------------------------------------------------------------
Four years                                                                 13.8%
--------------------------------------------------------------------------------
Five years                                                                  6.5%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            17.5%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                    8.2%
--------------------------------------------------------------------------------
Two years                                                                  -6.3%
--------------------------------------------------------------------------------
Three years                                                                 1.8%
--------------------------------------------------------------------------------
Four years                                                                 13.1%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                             7.1%
--------------------------------------------------------------------------------


BARON IOPPORTUNITY FUND

One year                                                                  -11.2%
--------------------------------------------------------------------------------
Two years                                                                 -35.5%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -32.4%
--------------------------------------------------------------------------------

The performance data represents past performance. The performance data in the tables does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Cost                Value
 -------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.43%)
--------------------------------------------------------------------------------------------------------------------
                        BUSINESS SERVICES (14.01%)
            5,725,000   ChoicePoint, Inc.*#                                 $       69,017,140   $      204,039,000
              240,000   Harte-Hanks, Inc.                                            3,932,857            4,466,400
            5,000,000   Robert Half Intl., Inc.*                                    26,618,113           79,350,000
                                                                             -----------------    -----------------
                                                                                    99,568,110          287,855,400
                        CHEMICAL (4.85%)
            2,331,000   OM Group, Inc.#                                             69,988,934           99,766,800

                        CONSUMER SERVICES (6.26%)
           15,592,700   Sotheby's Hldgs., Inc., Cl A#                              321,592,966          109,148,900
              450,000   Weight Watchers Intl., Inc.*                                12,258,096           19,512,000
                                                                             -----------------    -----------------
                                                                                   333,851,062          128,660,900
                        EDUCATION (17.35%)
            5,100,000   Apollo Group, Inc., Cl A*                                   53,522,353          221,493,000
            3,500,000   DeVry, Inc.*#                                               27,444,373           65,170,000
            1,580,000   Education Mgmt. Corp.*                                      14,513,547           69,946,600
                                                                             -----------------    -----------------
                                                                                    95,480,273          356,609,600
                        ENERGY (3.95%)
            1,555,000   Seacor Smit, Inc.*#                                         48,055,509           63,739,450
              850,000   XTO Energy, Inc.                                            12,353,811           17,518,500
                                                                             -----------------    -----------------
                                                                                    60,409,320           81,257,950
                        FINANCIAL (6.77%)
           14,600,000   Charles Schwab Corp.                                        41,416,581          127,020,000
            1,378,600   DVI, Inc.*#                                                 17,466,410            6,617,280
              200,000   Neuberger Berman, Inc.                                       8,542,592            5,390,000
                                                                             -----------------    -----------------
                                                                                    67,425,583          139,027,280
                        HEALTHCARE SERVICES (2.65%)
              550,000   Anthem, Inc.*                                               30,294,687           35,750,000
              270,000   Charles River Laboratories Intl., Inc.*                      8,242,517           10,597,500
              210,000   Zimmer Holdings, Inc.*                                       6,426,229            8,051,400
                                                                             -----------------    -----------------
                                                                                    44,963,433           54,398,900
                        HEALTHCARE FACILITIES (2.46%)
            2,250,000   Manor Care, Inc.*                                           47,159,483           50,580,000

                        HOTELS AND LODGING (5.95%)
            4,500,000   Choice Hotels Intl., Inc.*#                                 51,735,326          103,995,000
              750,000   Extended Stay America, Inc.*                                10,764,425            9,525,000
              275,000   Four Seasons Hotels, Inc.                                    7,290,219            8,811,000
                                                                             -----------------    -----------------
                                                                                    69,789,970          122,331,000
                        MEDIA AND ENTERTAINMENT (6.58%)
            1,000,000   Cox Radio, Inc., Cl A*                                       6,352,271           26,160,000
              700,000   Hispanic Broadcasting Corp.*                                 4,574,667           13,055,000
              290,000   Radio One, Inc., Cl A*                                       2,373,395            4,831,400
              575,000   Radio One, Inc., Cl D*                                       4,119,202            9,481,750
            4,420,000   Saga Comm., Inc., Cl A*#                                    29,206,075           81,770,000
                                                                             -----------------    -----------------
                                                                                    46,625,610          135,298,150
                        REAL ESTATE AND REITs (0.95%)
              320,000   Alexander's, Inc.*#                                         20,986,298           19,520,000

                       RECREATION AND RESORTs (11.04%)
            2,400,000   Kerzner Intl., Ltd.*#                                       77,808,281           55,200,000
              525,000   Penn National Gaming, Inc.*                                  9,940,637            9,912,000
            9,300,000   Vail Resorts, Inc.*#                                       224,988,815          131,688,000
            1,459,408   Wynn Resorts, Ltd. (formerly
                          Valvino Lamore, LLC)*@                                    30,030,772           30,030,676
                                                                             -----------------    -----------------
                                                                                   342,768,505          226,830,676



               Shares                                                              Cost                Value
--------------------------------------------------------------------------------------------------------------------

                        RETAIL TRADE (10.64%)
              100,000   99 Cents Only Stores                                $        2,809,179   $        2,070,000
            2,000,000   Dollar Tree Stores, Inc.*                                   14,466,886           44,080,000
            1,700,000   Ethan Allen Interiors, Inc.                                 48,614,533           55,012,000
            5,145,000   Polo Ralph Lauren Corp.,
                          Cl A*                                                    120,006,823          106,913,100
            2,500,000   Smart and Final, Inc.*#                                     33,165,587           10,625,000
                                                                             -----------------    -----------------
                                                                                   219,063,008          218,700,100
                        RESTAURANTS (0.45%)
              115,000   The Cheesecake Factory, Inc.*                                3,513,074            3,430,450
              185,000   Krispy Kreme Doughnuts,
                          Inc.*                                                      6,000,317            5,783,100
                                                                             -----------------    -----------------
                                                                                     9,513,391            9,213,550
                        UTILITY SERVICES (1.53%)
            2,790,000   Southern Union Co.*#                                        41,771,810           31,527,000

                        WHOLESALE TRADE (3.99%)
            2,270,000   Libbey, Inc.#                                               75,766,156           72,322,200
              880,000   Natuzzi S.p.A.                                              13,888,481            9,609,600
                                                                             -----------------    -----------------
                                                                                    89,654,637           81,931,800
                                                                             -----------------    -----------------
TOTAL COMMON STOCKS                                                              1,659,019,427        2,043,509,106
                                                                             -----------------    -----------------
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.52%)
---------------------------------------------------------------------------------------------------------------------
                        EDUCATION (0.08%)
               92,106   Apollo International, Inc. S-A
                          CV Pfd.*@#                                                 1,750,014            1,750,014

                        HEALTHCARE FACILITIES (0.44%)
                5,753   Somerford Corp. S-A
                          Conv. Pfd.* @                                              9,000,000            9,000,051
                                                                             -----------------    -----------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                                  10,750,014           10,750,065
                                                                             -----------------    -----------------
---------------------------------------------------------------------------------------------------------------------
WARRANTS (0.10%)
---------------------------------------------------------------------------------------------------------------------
                        REAL ESTATE AND REITs
            2,127,660   Corrections Corporation of
                          America Warrants
                          Exp 09/29/2005*@                                                   0            1,991,490
                                                                             -----------------    -----------------
Principal Amount
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (0.15%)
-------------------------------------------------------------------------------------------------------------------
                        HEALTHCARE FACILITIES
          $ 3,000,000   Somerford Corp. 8.50%
                          Sub. Conv. Deb.
                          due 04/23/2006@                                            3,000,000            3,000,000
                                                                             -----------------    -----------------
TOTAL INVESTMENTS (100.20%)                                                 $    1,672,769,441        2,059,250,661

                                                                            =================
LIABILITIES LESS CASH AND
 OTHER ASSETS (-0.20%)                                                                                  (4,067,822)
                                                                                                  -----------------
NET ASSETS (EQUIVALENT TO $35.65 PER
 SHARE BASED ON 57,641,500 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                                                $    2,055,182,839

                                                                                                 ==================

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities




                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Cost                Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (87.73%)
--------------------------------------------------------------------------------------------------------------------
                        BUSINESS SERVICES (12.41%)
              850,000   Catalina Marketing Corp.*                           $       28,170,889   $       23,868,000
            1,000,000   ChoicePoint, Inc.*                                          15,449,275           35,640,000
              670,000   Fair, Isaac and Co., Inc.                                   25,296,357           21,909,000
              840,000   Harte-Hanks, Inc.                                           14,660,830           15,632,400
              150,000   Heidrick & Struggles Intl., Inc.*                            2,741,682            2,278,500
              400,000   Kronos, Inc.*                                                9,986,834            9,852,000
            1,000,000   PRG-Schultz Intl., Inc.*                                    12,527,776           12,380,000
              400,000   Robert Half Intl., Inc.*                                     2,665,467            6,348,000
                                                                             -----------------    -----------------
                                                                                   111,499,110          127,907,900
                        CABLE (0.72%)
              800,000   Insight Comm. Co., Inc., Cl A*                               9,207,819            7,384,000

                        CHEMICAL (4.32%)
              400,000   Cambrex Corp.                                               15,036,350           14,720,000
              500,000   OM Group, Inc.                                              19,382,000           21,400,000
              800,000   Symyx Technologies, Inc.*                                   13,226,751            8,376,000
                                                                             -----------------    -----------------
                                                                                    47,645,101           44,496,000
                        CONSUMER SERVICES (1.22%)
              550,000   Sotheby's Hldgs., Inc., Cl A                                 9,675,881            3,850,000
              200,000   Weight Watchers Intl., Inc.*                                 5,882,958            8,672,000
                                                                             -----------------    -----------------
                                                                                    15,558,839           12,522,000
                        EDUCATION (6.70%)
              430,000   Apollo Group, Inc., Cl A*                                    4,043,331           18,674,900
              260,000   DeVry, Inc.*                                                 2,323,166            4,841,200
              280,000   Education Mgmt. Corp.*                                       2,636,453           12,395,600
              300,000   SmartForce PLC ADR*                                          1,463,862              990,000
            1,000,000   University of Phoenix Online*                               18,358,937           32,150,000
                                                                             -----------------    -----------------
                                                                                    28,825,749           69,051,700
                        ENERGY SERVICES (1.79%)
               80,000   Premcor, Inc.*                                               2,079,016            1,255,200
              420,000   Seacor Smit, Inc.*                                          16,920,889           17,215,800
                                                                             -----------------    -----------------
                                                                                    18,999,905           18,471,000
                        FINANCIAL (7.18%)
              750,000   Arch Capital Group, Ltd.*                                   20,135,863           20,925,000
              350,000   BlackRock, Inc., Cl A*                                       7,036,572           14,497,000
              400,000   CheckFree Corp.*                                             5,041,845            4,552,000
              364,800   DVI, Inc.*                                                   5,100,020            1,751,040
              299,000   Gabelli Asset Mgmt., Inc., Cl A*                             4,438,566            8,865,350
              510,000   Jefferies Group, Inc.                                       21,454,499           19,461,600
              220,000   Waddell & Reed Financial, Inc., Cl A                         6,445,690            3,885,200
                                                                             -----------------    -----------------
                                                                                    69,653,055           73,937,190
                        FOOD AND AGRICULTURE (0.21%)
              100,000   Ralcorp Hldgs., Inc.*                                        1,727,735            2,127,000

                        GOVERNMENT SERVICES (1.45%)
              550,000   Anteon Intl., Corp.*                                        11,252,725           14,949,000

                        HEALTHCARE SERVICES (6.20%)
               80,000   AMN Healthcare Services, Inc.*                               2,111,583            1,480,000
              120,000   Cell Genesys, Inc.*                                          2,356,320            1,446,000
              450,000   Centene Corp.*                                              12,104,617           12,010,500
              600,000   Charles River Laboratories Intl., Inc.*                     18,081,728           23,550,000
              560,000   CTI Molecular Imaging, Inc.*                                10,222,746           14,168,000
              340,000   Odyssey Healthcare, Inc.*                                    9,195,533           10,183,000
              625,000   Rigel Pharmaceuticals, Inc.*                                 4,355,893            1,000,000
                                                                             -----------------    -----------------
                                                                                    58,428,420           63,837,500
                        HEALTHCARE FACILITIES (4.43%)
              300,000   AmSurg Corp.                                                 7,501,780            9,051,000
              140,000   Community Health Systems, Inc.*                              3,228,091            3,728,200
              320,000   Manor Care, Inc.*                                            4,631,326            7,193,600
              400,000   Province Healthcare Co.*                                     7,544,210            6,860,000
              850,000   United Surgical Partners Intl., Inc.*                       18,893,271           18,785,000
                                                                             -----------------    -----------------
                                                                                    41,798,678           45,617,800
                        HOTELS AND LODGING (5.09%)
              840,000   Choice Hotels Intl., Inc.*                                   9,992,955           19,412,400
            1,740,000   Extended Stay America, Inc.*                                21,830,450           22,098,000
              340,000   Four Seasons Hotels, Inc.                                   11,648,949           10,893,600
                                                                             -----------------    -----------------
                                                                                    43,472,354           52,404,000
                        MEDIA AND ENTERTAINMENT (5.34%)
              139,400   Entravision Comm. Corp., Cl A*                               1,208,862            1,847,050
              835,000   LIN TV Corp., Cl A*                                         18,735,302           20,666,250
              275,000   Radio One, Inc., Cl A*                                       2,801,501            4,581,500

               Shares                                                              Cost                Value
------------------------------------------------------------------------------------------------------------------
                        MEDIA AND ENTERTAINMENT (CONTINUED)
              700,000   Radio One, Inc., Cl D*                              $        7,400,336   $       11,543,000
              775,250   Saga Comm., Inc., Cl A*                                      6,930,347           14,342,125
              311,200   Spanish Broadcasting System,
                          Inc., Cl A*                                                1,569,524            2,038,360
                                                                             -----------------    -----------------
                                                                                    38,645,872           55,018,285
                        MEDICAL EQUIPMENT (0.84%)
              565,000   Viasys Healthcare, Inc.*                                    10,978,094            8,701,000

                        PRINTING AND PUBLISHING (5.36%)
              750,000   Arbitron, Inc.*                                             25,043,461           25,575,000
              380,000   Getty Images, Inc.*                                          7,729,005            7,622,800
              500,000   John H. Harland Co.                                         16,038,808           13,575,000
              250,000   Information Holdings, Inc.*                                  6,708,857            5,412,500
              101,500   ProQuest Co.*                                                3,590,934            3,080,525
                                                                             -----------------    -----------------
                                                                                    59,111,065           55,265,825
                        REAL ESTATE AND REITs (0.79%)
               60,000   Alexander's, Inc.*                                           4,501,290            3,660,000
              135,000   LNR Property Corp.                                           4,614,581            4,502,250
                                                                             -----------------    -----------------
                                                                                     9,115,871            8,162,250
                        RECREATION AND RESORTS (8.55%)
              300,000   Boyd Gaming Corp.*                                           3,031,353            5,601,000
              560,000   Intrawest Corp.                                              9,641,851            7,912,800
            1,060,000   Kerzner Intl., Ltd.*                                        26,163,056           24,380,000
            1,400,000   Penn National Gaming, Inc.*                                 25,481,327           26,432,000
              900,000   Vail Resorts, Inc.*                                         16,549,647           12,744,000
              537,677   Wynn Resorts, Ltd. (formerly
                          Valvino Lamore, LLC)*@                                    11,063,956           11,063,941
                                                                             -----------------    -----------------
                                                                                    91,931,190           88,133,741
                        RETAIL TRADE (8.41%)
            1,150,000   Chico's FAS, Inc.*                                          11,878,773           18,319,500
              450,000   Dollar Tree Stores, Inc.*                                    4,898,828            9,918,000
              610,000   Ethan Allen Interiors, Inc.                                 16,035,441           19,739,600
              775,000   Linens `n Things, Inc.*                                     22,054,278           14,236,750
              625,000   Petco Animal Supplies, Inc.*                                12,210,298           13,556,312
              340,000   Polo Ralph Lauren Corp., Cl A*                               7,136,041            7,065,200
              905,000   Smart and Final, Inc.*                                       8,273,866            3,846,250
                                                                             -----------------    -----------------
                                                                                    82,487,525           86,681,612
                        RESTAURANTS (3.96%)
              550,000   California Pizza Kitchen, Inc.*                             12,351,307           12,655,500
              900,000   Krispy Kreme Doughnuts, Inc.*                               23,187,185           28,134,000
                                                                             -----------------    -----------------
                                                                                    35,538,492           40,789,500
                        UTILITY SERVICES (1.54%)
            1,403,000   Southern Union Co.*                                         19,381,035           15,853,900

                        WHOLESALE TRADE (1.22%)
              275,000   Libbey, Inc.                                                 7,955,207            8,761,500
              350,000   Natuzzi S.p.A.                                               6,225,646            3,822,000
                                                                             -----------------    -----------------
                                                                                    14,180,853           12,583,500
                                                                             -----------------    -----------------
TOTAL COMMON STOCKS                                                                819,439,487          903,894,703
                                                                             -----------------    -----------------


Principal Amount
--------------------------------------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (12.80%)
--------------------------------------------------------------------------------------------------------------------
$          81,882,153   Exxon Asset Management Co.
                          1.55% due 10/01/2002                                      81,882,153           81,882,153
           49,997,847   National Australia, Inc.
                          1.55% due 10/01/2002                                      49,997,847           49,997,847
                                                                             -----------------    -----------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS                                          131,880,000          131,880,000
                                                                             -----------------    -----------------

TOTAL INVESTMENTS (100.53%)                                                 $      951,319,487        1,035,774,703
                                                                            =================

LIABILITIES LESS CASH AND
 OTHER ASSETS (-0.53%)                                                                                   (5,487,965)
                                                                                                  -----------------

NET ASSETS (EQUIVALENT TO $26.96 PER SHARE
 BASED ON 38,211,652 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                                                            $   1,030,286,738
                                                                                                  =================

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities




                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Value
 ------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (91.04%)
--------------------------------------------------------------------------------------------------------------------
                        ADVERTISING (0.18%)
               50,000   R.H. Donnelley Corp.*                               $        1,300,000

                        BUSINESS SERVICES (15.08%)
              134,300   Actuant Corp., Cl A*                                         4,955,670
              500,000   Catalina Marketing Corp.*                                   14,040,000
              725,000   ChoicePoint, Inc.*                                          25,839,000
              225,000   Corporate Executive Board Co.*                               6,423,750
              500,000   Fair, Isaac and Co., Inc.                                   16,350,000
              290,000   FTI Consulting, Inc.*                                       11,530,400
              725,000   Iron Mountain, Inc.*                                        18,117,750
              275,000   Kroll, Inc.*                                                 5,453,250
              400,000   Resources Connection, Inc.*                                  5,764,000
                                                                             -----------------
                                                                                   108,473,820
                        COMMUNICATIONS (0.08%)
              225,000   Liberty Livewire Corp.*                                        353,250
              580,000   Mosaic Group, Inc.*                                            201,086
                                                                             -----------------
                                                                                       554,336
                        CONSUMER PRODUCTS (0.75%)
              500,000   Equity Marketing, Inc.*#                                     5,375,000

                        CONSUMER SERVICES (3.79%)
              650,000   Ticketmaster*                                                9,912,500
              400,000   Weight Watchers Intl., Inc.*                                17,344,000
                                                                             -----------------
                                                                                    27,256,500
                        EDUCATION (12.71%)
              475,000   Apollo Group, Inc., Cl A*                                   20,629,250
            1,350,000   Career Education Corp.*                                     64,810,800
              500,000   SmartForce PLC ADR*                                          1,650,000
              133,333   University of Phoenix Online*                                4,286,656
                                                                             -----------------
                                                                                    91,376,706
                        ENERGY SERVICES (1.17%)
              225,000   Premcor, Inc.*                                               3,530,250
              335,000   Stelmar Shipping, Ltd.*                                      4,864,200
                                                                             -----------------
                                                                                     8,394,450
                        ENVIRONMENTAL (0.73%)
              150,000   Waste Connections, Inc.*                                     5,218,500

                        FINANCIAL (4.42%)
              225,000   Arch Capital Group, Ltd.*                                    6,277,500
              278,100   DVI, Inc.*                                                   1,334,880
              299,000   Gabelli Asset Mgmt., Inc., Cl A*                             8,865,350
            1,250,000   Interactive Data Corp.*                                     15,312,500
                                                                             -----------------
                                                                                    31,790,230
                        GOVERNMENT SERVICES (2.27%)
              601,600   Anteon Intl., Corp.*                                        16,351,488

                        HEALTHCARE SERVICES (7.19%)
              500,000   AMN Healthcare Services, Inc.*                               9,250,000
              550,000   Charles River Laboratories Intl., Inc.*                     21,587,500
              750,000   Cross Country, Inc.*                                        10,500,000
              120,000   Meridian Medical Technologies, Inc.*                         4,314,000
              201,500   Odyssey Healthcare, Inc.*                                    6,034,925
                                                                             -----------------
                                                                                    51,686,425
                        HEALTHCARE FACILITIES (7.52%)
              700,000   Community Health Systems, Inc.*                             18,641,000
              875,000   Province Healthcare Co.*                                    15,006,250
              925,000   United Surgical Partners Intl., Inc.*                       20,442,500
                                                                             -----------------
                                                                                    54,089,750
                        HOTELS AND LODGING (0.75%)
              125,000   Four Seasons Hotels, Inc.                                    4,005,000
              350,000   ResortQuest Intl., Inc.*                                     1,403,500
                                                                             -----------------
                                                                                     5,408,500
                        MEDIA AND ENTERTAINMENT (9.79%)
            1,250,000   AMC Entertainment, Inc.*                                     9,250,000
              150,000   Entravision Comm. Corp., Cl A*                               1,987,500
              438,800   LIN TV Corp., Cl A*                                         10,860,300
            1,700,000   Radio One, Inc., Cl D*                                      28,033,000
              335,000   Regal Entertainment Group, Cl A*                             5,963,000
              400,000   Westwood One, Inc.*                                         14,300,000
                                                                             -----------------
                                                                                    70,393,800
                        MEDICAL EQUIPMENT (2.03%)
              950,000   Viasys Healthcare, Inc.*                                    14,630,000



               Shares                                                              Value
 ---------------------------------------------------------------------------------------------
                        PRINTING AND PUBLISHING (4.73%)
              800,000   Information Holdings, Inc.*                         $       17,320,000
              550,000   ProQuest Co.*                                               16,692,500
                                                                             -----------------
                                                                                    34,012,500
                        REAL ESTATE AND REITs (1.88%)
              325,000   LNR Property Corp.                                          10,838,750
              200,000   Ventas, Inc.                                                 2,670,000
                                                                             -----------------
                                                                                    13,508,750
                        RECREATION AND RESORTS (2.27%)
              315,000   Kerzner Intl., Ltd.*                                         7,245,000
              550,000   MTR Gaming Group, Inc.*                                      5,065,500
              425,000   Pinnacle Entertainment, Inc.*                                3,102,500
              500,000   The Sports Club Co., Inc.*                                     875,000
                                                                             -----------------
                                                                                    16,288,000
                        RETAIL TRADE (7.10%)
              465,000   99 Cents Only Stores                                         9,625,500
            2,353,000   Casual Male Retail Group, Inc. (formerly
                        Designs, Inc.)*@                                             9,505,885
              200,000   Dollar Tree Stores, Inc.*                                    4,408,000
              599,500   Hot Topic, Inc.*                                            10,808,985
              225,000   Kenneth Cole Productions, Inc., Cl A*                        4,567,500
              350,000   Overstock.com, Inc.*                                         2,082,500
              145,000   Quiksilver, Inc.*                                            3,275,550
              700,000   Restoration Hardware, Inc.*@#                                2,992,500
              850,000   Restoration Hardware, Inc.*#                                 3,825,000
                                                                             -----------------
                                                                                    51,091,420
                        RESTAURANTS (5.62%)
              102,500   AFC Enterprises, Inc.*                                       2,069,475
              475,000   California Pizza Kitchen, Inc.*                             10,929,750
              300,000   The Cheesecake Factory, Inc.*                                8,949,000
              568,000   Krispy Kreme Doughnuts, Inc.*                               17,755,680
               25,000   P.F. Chang's China Bistro, Inc.*                               725,750
                                                                             -----------------
                                                                                    40,429,655
                        TRANSPORTATION (0.98%)
              175,000   JetBlue Airways Corp.*                                       7,057,750
                                                                             -----------------
TOTAL COMMON STOCKS
 (Cost $533,356,091)                                                               654,687,580
                                                                             -----------------
------------------------------------------------------------------------------------------------
WARRANTS (0.29%)
------------------------------------------------------------------------------------------------
                        RETAIL TRADE
            1,407,353   Casual Male Retail Group, Inc. (formerly
                          Designs, Inc.) Warrants Exp 04/26/2007
                          (Cost $2,117,151)*@                                        2,115,838
                                                                             -----------------


Principal Amount
------------------------------------------------------------------------------------------------
CORPORATE BONDS (1.38%)
------------------------------------------------------------------------------------------------
                        HEALTH SERVICES (0.04%)
                        U.S. Diagnostic, Inc. 9.00%
$3,250,000              Conv. Sub. Deb. due 03/31/2003 *                               300,000
                        PRINTING & Publishing (0.29%)
                        Penton Media, Inc. 10.375%
7,000,000               Sr. Sub. NT due 06/15/2011                                   2,100,000
                        RETAIL TRADE (1.05%)
                        Casual Male Retail Group, Inc. 12.00%
                        (formerly Designs, Inc.) Senior Sub. Notes
7,500,000               due 04/26/2007@                                              7,500,000
                                                                             -----------------
TOTAL CORPORATE BONDS
 (Cost $12,245,349)                                                                  9,900,000
                                                                             -----------------
------------------------------------------------------------------------------------------------
Short Term Money Market Instruments (6.67%)
------------------------------------------------------------------------------------------------
                        Exxon Asset Management Corp. 1.55% due
47,980,999              10/01/2002 (Cost $47,980,999)                               47,980,999
                                                                             -----------------
TOTAL INVESTMENTS (99.38%)
 (COST $595,699,590)                                                               714,684,417
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.62%)                                                            4,446,045
                                                                             -----------------
NET ASSETS (EQUIVALENT TO $13.73 PER
 SHARE BASED ON 52,369,799 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                            $     719,130,462
                                                                             =================

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities




                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Value
 ------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (89.94%)
-------------------------------------------------------------------------------------------------------------------
                        ADVERTISING (6.56%)
              160,000   Overture Services, Inc.*                            $        3,771,200

                        BUSINESS SERVICES (4.08%)
               40,000   ChoicePoint, Inc.*                                           1,425,600
              140,000   Dice, Inc.*                                                    147,000
               19,000   Hoover's, Inc.*                                                 95,380
               75,000   TMP Worldwide, Inc.*                                           675,000
                                                                             -----------------
                                                                                     2,342,980
                        CABLE (7.13%)
               70,000   Comcast Corp., Cl A*                                         1,460,200
              140,000   Insight Comm. Co., Inc., Cl A*                               1,292,200
              250,000   Mediacom Comm. Corp., Cl A*                                  1,342,500
                                                                             -----------------
                                                                                     4,094,900
                        COMMUNICATIONS (0.78%)
               30,000   Research in Motion, Ltd.*                                      282,600
              150,000   SBA Comm. Corp., Cl A*                                         163,500
                                                                             -----------------
                                                                                       446,100
                        CONSULTING (3.23%)
              130,000   Accenture, Ltd., Cl A*                                       1,856,400

                        CONSUMER PRODUCTS (0.74%)
              100,000   Stamps.com, Inc.*                                              423,000

                        CONSUMER SERVICES (10.32%)
               50,000   Expedia, Inc., Cl A*                                         2,532,500
               80,000   iDine Rewards Network, Inc.*                                   740,000
               80,000   Ticketmaster*                                                1,220,000
              150,000   Yahoo! Inc.*                                                 1,435,500
                                                                             -----------------
                                                                                     5,928,000
                        EDUCATION (7.34%)
              368,370   SmartForce PLC ADR*                                          1,215,621
               93,333   University of Phoenix Online*                                3,000,656
                                                                             -----------------
                                                                                     4,216,277
                        ENTERPRISE HARDWARE (6.42%)
               90,000   Dell Computer Corp.*                                         2,115,900
               75,000   Intel Corp.                                                  1,041,750
               20,000   Tech Data Corp.*                                               528,000
                                                                             -----------------
                                                                                     3,685,650
                        FINANCIAL (5.64%)
              180,000   Charles Schwab Corp.                                         1,566,000
               50,000   CheckFree Corp.*                                               569,000
               75,000   LendingTree, Inc.*                                           1,105,500
                                                                             -----------------
                                                                                     3,240,500
                        HOTELS AND LODGING (7.48%)
               85,000   Hotels.com, Cl A*                                            4,299,300

                        MANUFACTURING (4.47%)
               35,000   Celestica, Inc.*                                               458,500
              250,000   Flextronics Intl., Ltd.*                                     1,743,000
               25,000   Jabil Circuit, Inc.*                                           369,500
                                                                             -----------------
                                                                                     2,571,000
                        MEDIA AND ENTERTAINMENT (7.34%)
               40,000   Electronic Arts, Inc.*                                       2,638,400
               40,000   Take-Two Interactive Software, Inc.*                         1,160,000
               20,000   THQ, Inc.*                                                     416,000
                                                                             -----------------
                                                                                     4,214,400
                        PRINTING AND PUBLISHING (4.36%)
              125,000   Getty Images, Inc.*                                          2,507,500

                        REAL ESTATE AND REITs (1.25%)
               40,000   CoStar Group, Inc.*                                            720,000


               Shares                                                              Value
 ------------------------------------------------------------------------------------------------------------------
                        RETAIL TRADE (12.37%)
               68,700   1-800-FLOWERS.COM, Inc., Cl A*                      $          480,900
              125,000   Amazon.com, Inc.*                                            1,991,250
               13,500   Best Buy Co., Inc.*                                            301,185
              350,000   drugstore.com, Inc.*                                           584,500
               45,000   eBay, Inc.*                                                  2,376,450
               80,000   Netflix, Inc.*                                                 776,000
              100,000   Overstock.com, Inc.*                                           595,000
                                                                             -----------------
                                                                                     7,105,285
                        SOFTWARE (0.43%)
               50,000   FreeMarkets, Inc.*                                             248,000
                                                                             -----------------
TOTAL COMMON STOCKS
 (Cost $59,484,840)                                                                 51,670,492
                                                                             -----------------
-------------------------------------------------------------------------------------------------------------------
WARRANTS (0.71%)
-------------------------------------------------------------------------------------------------------------------
                        CONSUMER SERVICES
               20,000   Expedia, Inc.
                          Warrants Exp 09/29/2005* (Cost $386,323)                     406,000
                                                                             -----------------
PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (0.98%)
-------------------------------------------------------------------------------------------------------------------
                        COMMUNICATIONS
            $ 500,000   SBA Comm., Corp. 0.00% until 03/2003,
                          12.00% thereafter Conv. Sub.
                          Deb. due 03/01/2008                                          270,000
              500,000   American Tower Corp. 2.25%
                          Conv. NT due 10/15/2009                                      295,000
                                                                             -----------------
TOTAL CORPORATE BONDS
 (Cost $681,250)                                                                       565,000
                                                                             -----------------
--------------------------------------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (8.34%)
-------------------------------------------------------------------------------------------------------------------
            4,791,000   Exxon Asset Management Co. 1.55%
                           due 10/01/2002 (Cost $4,791,000)                          4,791,000
                                                                             -----------------
TOTAL INVESTMENTS (99.97%)
 (COST $65,343,413)                                                                 57,432,492
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.03%)                                                               15,655
                                                                             -----------------
NET ASSETS (EQUIVALENT TO $3.63 PER
 SHARE BASED ON 15,809,942 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                           $       57,448,147
                                                                            =================

---------------
%   Represents percentage of net assets
*   Non-income producing securities





                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2002

                                                             BARON ASSET      BARON GROWTH     BARON SMALL CAP   BARON iOPPORTUNITY
                                                                FUND              FUND              FUND                FUND
                                                             -----------      ------------     ---------------   ------------------
ASSETS:
 Investments in securities, at value
   Unaffiliated issuers
   (Cost $562,025,747, $951,319,487, $581,081,893
    and $65,343,413, respectively)                         $1,002,372,017    $1,035,774,703     $702,491,917        $  57,432,492
   "Affiliated" issuers (Cost $1,110,743,694, $0,
    $14,617,697 and $0, respectively)                       1,056,878,644                 0       12,192,500                    0
 Cash                                                             924,740           288,686                0                  462
 Dividends and interest receivable                                212,747            30,195          382,213                5,304
 Receivable for securities sold                                13,152,561         2,722,187        6,114,013              237,268
 Receivable for shares sold                                     1,889,009         4,727,618        1,414,474                6,826
 Other assets                                                      74,040           145,621                0                    0
                                                           --------------    --------------     ------------        -------------
                                                            2,075,503,758     1,043,689,010      722,595,117           57,682,352
                                                           --------------    --------------     ------------        -------------
LIABILITIES:
 Payable for securities purchased                               1,937,272        11,232,768        1,842,294              148,000
 Payable for shares redeemed                                    3,941,494         1,967,968          803,299               80,159
 Due to custodian bank                                         13,500,000                 0          625,057                    0
 Professional fees payable                                        474,205                 0                0                    0
 Accrued expenses and other payables                              467,948           201,536          194,005                6,046
                                                           --------------    --------------     ------------        -------------
                                                               20,320,919        13,402,272        3,464,655              234,205
                                                           --------------    --------------     ------------        -------------
NET ASSETS                                                 $2,055,182,839    $1,030,286,738     $719,130,462        $  57,448,147
                                                           ==============    ==============     ============        =============
NET ASSETS CONSIST OF:
 Capital paid-in                                           $1,601,453,576    $  984,532,120     $580,715,303        $ 183,568,273
 Accumulated net realized gain (loss)                          67,202,890       (38,846,219)      19,430,332         (118,209,205)
 Net unrealized appreciation (depreciation) on
 investments                                                  386,526,373        84,600,837      118,984,827           (7,910,921)
                                                           --------------    --------------     ------------        -------------
NET ASSETS                                                 $2,055,182,839    $1,030,286,738     $719,130,462        $  57,448,147
                                                           ==============    ==============     ============        =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($.01 par value; indefinite shares authorized)                57,641,500        38,211,652       52,369,799           15,809,942
                                                           ==============    ==============     ============        =============
NET ASSET VALUE PER SHARE                                  $        35.65    $        26.96     $      13.73        $        3.63
                                                           ==============    ==============     ============        =============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                                BARON ASSET    BARON GROWTH    BARON SMALL CAP   BARON iOPPORTUNITY
                                                                   FUND            FUND             FUND                FUND
                                                                -----------    ------------    ---------------   ------------------
INVESTMENT INCOME:
 INCOME:
   Interest                                                    $    293,724    $  1,915,359      $ 2,311,839        $    140,989
   Dividends -- unaffiliated issuers                              2,496,019         980,850          636,785             104,952
   Dividends -- "affiliated" issuers                              2,399,921               0                0                   0
                                                               ------------    ------------      -----------        ------------
   Total income                                                   5,189,664       2,896,209        2,948,624             245,941
                                                               ------------    ------------      -----------        ------------
 EXPENSES:
   Investment advisory fees                                      27,512,602       8,605,814        7,437,582             820,217
   Distribution fees                                              6,878,156       2,151,455        1,859,397             205,054
   Shareholder servicing agent fees                                 999,830         383,090          295,380             136,715
   Reports to shareholders                                        1,229,000         318,650          322,200             123,128
   Professional fees                                               (309,083)         42,740           78,485              32,247
   Registration and filing fees                                     108,900          57,410           48,650              19,505
   Custodian fees                                                    83,010          41,820           36,645              11,183
   Trustee fees                                                      55,121          17,081           14,790               1,649
   Amortization of organization costs                                     0               0            5,692                   0
   Miscellaneous                                                     98,759          32,360           30,482               3,205
                                                               ------------    ------------      -----------        ------------
   Total operating expenses                                      36,656,295      11,650,420       10,129,303           1,352,903
   Interest expense                                                 323,838               0                0                   0
                                                               ------------    ------------      -----------        ------------
   Total expenses                                                36,980,133      11,650,420       10,129,303           1,352,903
   Less: Expense reimbursement by investment adviser                      0               0                0            (122,577)
                                                               ------------    ------------      -----------        ------------
   Net expenses                                                  36,980,133      11,650,420       10,129,303           1,230,326
                                                               ------------    ------------      -----------        ------------
   Net investment loss                                          (31,790,469)     (8,754,211)      (7,180,679)           (984,385)
                                                               ------------    ------------      -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold in
  unaffiliated issuers                                           73,205,141     (37,035,858)        (888,598)        (22,680,535)
 Net realized gain on investments sold in "affiliated"
  issuers                                                         2,309,949               0       27,132,194                   0
 Change in net unrealized appreciation (depreciation) of
  investments                                                       148,266      12,057,513        8,344,275          17,847,733
                                                               ------------    ------------      -----------        ------------
   Net gain (loss) on investments                                75,663,356     (24,978,345)      34,587,871          (4,832,802)
                                                               ------------    ------------      -----------        ------------
   Net increase (decrease) in net assets resulting
    from operations                                            $ 43,872,887    ($33,732,556)     $27,407,192         ($5,817,187)
                                                               ============    ============      ===========        ============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                BARON ASSET FUND                   BARON GROWTH FUND
                                                        ---------------------------------    ------------------------------
                                                            FOR THE           FOR THE           FOR THE          FOR THE
                                                          YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                         SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                             2002               2001              2002             2001
                                                        ---------------   ---------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                                    $   (31,790,469)  $   (43,595,929)   $   (8,754,211)  $  (4,070,446)
 Net realized gain (loss) on investments sold                75,515,090       311,387,202       (37,035,858)     43,033,118
 Net change in unrealized appreciation
  (depreciation) on investments                                 148,266    (1,614,644,820)       12,057,513     (78,264,979)
                                                        ---------------   ---------------    --------------   -------------
 Increase (decrease) in net assets resulting
  from operations                                            43,872,887    (1,346,853,547)      (33,732,556)    (39,302,307)
                                                        ---------------   ---------------    --------------   -------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income                                                0                 0                 0               0
 Net realized gain on investments                          (264,562,964)     (351,046,786)      (32,497,044)    (51,178,835)
                                                        ---------------   ---------------    --------------   -------------
                                                           (264,562,964)     (351,046,786)      (32,497,044)    (51,178,835)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                           460,737,296       571,556,532       792,799,655     231,960,050
 Net asset value of shares issued in
  reinvestment of dividends                                 258,527,926       341,354,289        31,622,600      50,293,352
 Cost of shares redeemed                                 (1,135,651,332)   (1,440,201,268)     (240,205,195)   (212,920,128)
                                                        ---------------   ---------------    --------------   -------------
 Increase (decrease) in net assets
  derived from capital share transactions                  (416,386,110)     (527,290,447)      584,217,060      69,333,274
 Redemption fees                                                      0                 0                 0               0
                                                        ---------------   ---------------    --------------   -------------

 Net increase (decrease) in net assets                     (637,076,187)   (2,225,190,780)      517,987,460     (21,147,868)
                                                        ---------------   ---------------    --------------   -------------
NET ASSETS:
 Beginning of year                                        2,692,259,026     4,917,449,806       512,299,278     533,447,146
                                                        ---------------   ---------------    --------------   -------------

 End of year                                            $ 2,055,182,839   $ 2,692,259,026    $1,030,286,738   $ 512,299,278
                                                        ===============   ===============    ==============   =============
ACCUMULATED NET INVESTMENT INCOME
 AT END OF YEAR                                         $             0   $             0    $            0   $           0
                                                        ===============   ===============    ==============   =============

SHARES OF BENEFICIAL INTEREST:
 Shares sold                                                 10,717,084        11,052,059        26,484,851       7,785,983
 Shares issued in reinvestment of dividends                   6,328,702         6,241,632         1,133,834       1,813,635
 Shares redeemed                                            (26,349,244)      (27,972,217)       (8,254,587)     (7,286,928)
                                                        ---------------   ---------------    --------------   -------------

 Net increase (decrease)                                     (9,303,458)      (10,678,526)       19,364,098       2,312,690
                                                        ===============   ===============    ==============   =============


                                                            BARON SMALL CAP FUND            BARON iOPPORTUNITY FUND
                                                        -----------------------------    -----------------------------
                                                           FOR THE         FOR THE          FOR THE         FOR THE
                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,
                                                            2002             2001            2002             2001
                                                        -------------   -------------    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                                    $  (7,180,679)  $  (4,880,739)   $   (984,385)   $    (887,784)
 Net realized gain (loss) on investments sold              26,243,596      (1,015,726)    (22,680,535)     (84,390,381)
 Net change in unrealized appreciation
  (depreciation) on investments                             8,344,275    (144,949,679)     17,847,733       (7,011,563)
                                                        -------------   -------------    ------------    -------------
 Increase (decrease) in net assets resulting
  from operations                                          27,407,192    (150,846,144)     (5,817,187)     (92,289,728)
                                                        -------------   -------------    ------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income                                              0               0               0         (534,161)
 Net realized gain on investments                                   0     (20,069,059)              0                0
                                                        -------------   -------------    ------------    -------------
                                                                    0     (20,069,059)              0         (534,161)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                         376,639,575     164,245,739       8,572,414       20,079,698
 Net asset value of shares issued in
  reinvestment of dividends                                         0      19,752,251               0          525,510
 Cost of shares redeemed                                 (270,796,868)   (306,732,103)    (18,994,762)     (42,342,678)
                                                        -------------   -------------    ------------    -------------

 Increase (decrease) in net assets
  derived from capital share transactions                 105,842,707    (122,734,113)    (10,422,348)     (21,737,470)
 Redemption fees                                                    0               0          21,169           61,243
                                                        -------------   -------------    ------------    -------------

 Net increase (decrease) in net assets                    133,249,899    (293,649,316)    (16,218,366)    (114,500,116)
                                                        -------------   -------------    ------------    -------------

NET ASSETS:
 Beginning of year                                        585,880,563     879,529,879      73,666,513      188,166,629
                                                        -------------   -------------    ------------    -------------

 End of year                                            $ 719,130,462   $ 585,880,563    $ 57,448,147    $  73,666,513
                                                        =============   =============    ============    =============

ACCUMULATED NET INVESTMENT INCOME
 AT END OF YEAR                                         $           0   $           0    $          0    $           0
                                                        =============   =============    ============    =============

SHARES OF BENEFICIAL INTEREST:
 Shares sold                                               24,194,618      11,345,273       1,705,661        3,261,003
 Shares issued in reinvestment of dividends                         0       1,385,151               0           72,988
 Shares redeemed                                          (17,997,975)    (21,364,383)     (3,923,851)      (6,780,089)
                                                        -------------   -------------    ------------    -------------

 Net increase (decrease)                                    6,196,643      (8,633,959)     (2,218,190)      (3,446,098)
                                                        =============   =============    ============    =============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
(1) ORGANIZATION.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through investments in securities of smaller companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments that have internet-related growth opportunities.

(2) SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 2002, the following amounts were reclassified for federal income tax purposes:

                                       UNDISTRIBUTED          UNDISTRIBUTED
FUND                               NET INVESTMENT INCOME   REALIZED GAIN/LOSS    CAPITAL-PAID-IN
----                               ---------------------   ------------------    ---------------
Baron Asset Fund                        $31,790,469            $(7,690,950)       $(24,099,519)
Baron Growth Fund                         8,754,211                 (5,451)         (8,748,760)
Baron Small Cap Fund                      7,180,679             (2,662,932)         (4,517,747)
Baron iOpportunity Fund                     984,385                  - 0 -            (984,385)

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(h) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(3) PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2002 were as follows:


FUND                                                  PURCHASES         SALES
----                                                  ---------         -----
Baron Asset Fund                                     $163,437,786   $860,461,097
Baron Growth Fund                                    $619,636,872   $135,099,057
Baron Small Cap Fund                                 $502,726,330   $373,847,439
Baron iOpportunity Fund                              $ 69,307,089   $ 74,386,591

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 2002, BCI earned gross brokerage commissions as follows:


FUND                                                           COMMISSIONS
----                                                           -----------
Baron Asset Fund                                               $1,521,097
Baron Growth Fund                                              $  745,934
Baron Small Cap Fund                                           $  814,899
Baron iOpportunity Fund                                        $  240,829

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(5) LINE OF CREDIT. The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 1.00% to 2.00% depending on the duration of the loan. A commitment fee of 0.10% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.

During the year ended September 30, 2002, Baron Asset Fund had an average daily balance on the line of credit of $10,838,925 at a weighted average interest rate of 2.99%. At September 30, 2002, Baron Asset Fund had outstanding loans in the amount of $13,500,000 under the line of credit.

BARON FUNDS
--------------------------------------------------------------------------------
(6) RESTRICTED SECURITIES.

A summary of the restricted securities held at September 30, 2002 follows:



BARON ASSET FUND                                       ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Wynn Resorts, Ltd. (formerly Valvino Lamore, LLC)      04/17/01     $30,030,676
CONVERTIBLE PREFERRED STOCK
 Apollo International, Inc. S-A CV Pfd.                 07/21/99       1,750,014
 Somerford Corp. S-A Conv. Pfd.                         12/03/98       9,000,051
CORPORATE BONDS
 Somerford Corp. 8.50% Sub. Conv. Deb
  Due 04/23/ 2006                                       04/23/01       3,000,000
WARRANTS
 Corrections Corporation of America
 Warrants Exp 09/2005                                   09/29/00       1,991,490
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $43,780,786)
(2.23% of Net Assets)                                                $45,772,231
                                                                     ===========


BARON GROWTH FUND                                      ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Wynn Resorts, Ltd. (formerly Valvino Lamore, LLC)
 (Cost $11,063,956) (1.07% of Net Assets)               04/22/02     $11,063,941
                                                                     ===========


BARON SMALL CAP FUND                                   ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Casual Male Retail Group, Inc.
 (formerly Designs,  Inc.)                              05/15/02     $ 9,505,885
 Restoration Hardware, Inc.                             11/07/01       2,992,500
WARRANTS
 Casual Male Retail Group, Inc.
 (formerly Designs, Inc.)
 Warrants Exp 04/26/2007                                05/15/02       2,115,838
CORPORATE BONDS
 Casual Male Retail Group, Inc.
 (formerly Designs, Inc.) 12.00%
 Senior Sub. Notes due 04/26/2007                       05/15/02       7,500,000
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $20,230,000)
(3.08% of Net Assets)                                                $22,114,223
                                                                     ===========

BARON FUNDS
--------------------------------------------------------------------------------
(7) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

As of September 30, 2002, the components of net assets on a tax basis were as follows:


                                               BARON ASSET     BARON GROWTH   BARON SMALL CAP    BARON iOPPORTUNITY
                                                  FUND             FUND             FUND                FUND
                                                  ----             ----             ----                ----
Cost of investments                          $1,672,969,046    $953,060,660     $596,815,570        $ 68,840,055
                                             ==============    ============     ============        ============

Gross tax unrealized appreciation               802,203,662     171,019,665      183,419,349           9,373,211
Gross tax unrealized depreciation              (415,876,894)    (88,160,001)     (65,550,502)        (20,780,774)
                                             --------------    ------------     ------------        ------------

Net tax unrealized appreciation/
  (depreciation)                             $  386,326,768    $ 82,859,664     $117,868,847        $(11,407,563)
                                             ==============    ============     ============        ============


Under current law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30,
2003. Baron Growth Fund and Baron iOpportunity Fund also had capital loss carryforwards.
Capital loss carryforward expiring as
  follows:
   2009                                                  --              --               --         (23,974,628)
   2010                                                  --      (3,371,187)              --         (63,691,646)
                                             --------------    ------------     ------------        ------------
                                             $           --    $ (3,371,187)    $         --        $(87,666,274)
                                             ==============    ============     ============        ============

Undistributed long term capital gain         $   67,402,495    $         --     $ 20,546,312        $         --
                                             ==============    ============     ============        ============

Post October loss deferral                   $           --    $(33,733,859)    $         --        $(27,046,289)
                                             ==============    ============     ============        ============

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities and net operating losses.

The tax composition of dividends paid during the year ended September 30, 2002 was as follows:

Ordinary income                              $           --    $  5,555,050     $         --        $         --
Long term capital gain                          264,562,964      26,941,994               --                  --
                                             --------------    ------------     ------------        ------------
                                             $  264,562,964    $ 32,497,044     $         --        $         --
                                             ==============    ============     ============        ============

In addition, the Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for tax purposes.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(8) INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND


                                                           BALANCE OF              GROSS            GROSS SALES
                                                         SHARES HELD ON          PURCHASES              AND
                   NAME OF ISSUER                         SEP. 30, 2001        AND ADDITIONS         REDUCTIONS
------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                                             350,900                                   30,900
Apollo International, Inc. S-A CV Pfd.                         78,948               13,158
Choice Hotels Intl., Inc.                                   7,000,000                                2,500,000
ChoicePoint, Inc.@                                          5,100,000            1,600,003             975,003
DeVry, Inc.                                                 4,830,000                                1,330,000
DVI, Inc.                                                   1,378,600
Education Management Corp.                                  2,000,000                                  420,000
Ethan Allen Interiors, Inc.                                 2,040,000                                  340,000
Kerzner Intl., Ltd.+++                                      2,403,500                                    3,500
Libbey, Inc.                                                2,740,000                                  470,000
OM Group, Inc.                                              2,360,300                                   29,300
Robert Half Intl., Inc.                                     9,550,000                                4,550,000
Saga Comm., Inc., Cl A+                                     3,664,752              894,949             139,701
Seacor Smit, Inc.                                           1,575,000                                   20,000
Smart and Final, Inc.                                       2,560,000                                   60,000
Sotheby's Hldgs., Inc. Cl A                                19,700,000                                4,107,300
Southern Union Co.++                                        3,045,000              139,500             394,500
Vail Resorts, Inc. Cl A                                    10,045,600                                  745,600


                                                                                                      DIVIDEND
                                                           BALANCE OF                                  INCOME
                                                         SHARES HELD ON            VALUE          OCT. 1-SEP. 30,
                   NAME OF ISSUER                         SEP. 30, 2002        SEP. 30, 2002            2002
------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                                             320,000         $   19,520,000
Apollo International, Inc. S-A CV Pfd.                         92,106              1,750,014
Choice Hotels Intl., Inc.                                   4,500,000            103,995,000
ChoicePoint, Inc.@                                          5,725,000            204,039,000
DeVry, Inc.                                                 3,500,000             65,170,000
DVI, Inc.                                                   1,378,600              6,617,280
Education Management Corp.                                  1,580,000                       **
Ethan Allen Interiors, Inc.                                 1,700,000                       **       $  322,800
Kerzner Intl., Ltd.+++                                      2,400,000             55,200,000
Libbey, Inc.                                                2,270,000             72,322,200            784,500
OM Group, Inc.                                              2,331,000             99,766,800          1,292,621
Robert Half Intl., Inc.                                     5,000,000                       **
Saga Comm., Inc., Cl A+                                     4,420,000             81,770,000
Seacor Smit, Inc.                                           1,555,000             63,739,450
Smart and Final, Inc.                                       2,500,000             10,625,000
Sotheby's Hldgs., Inc. Cl A                                15,592,700            109,148,900
Southern Union Co.++                                        2,790,000             31,527,000
Vail Resorts, Inc. Cl A                                     9,300,000            131,688,000
                                                                              --------------         ----------
                                                                              $1,056,878,644         $2,399,921
                                                                              ==============         ==========


-------------------------------------------------------------------------------
BARON SMALL CAP FUND


                                                           BALANCE OF              GROSS            GROSS SALES
                                                         SHARES HELD ON          PURCHASES              AND
                   NAME OF ISSUER                         SEP. 30, 2001        AND ADDITIONS         REDUCTIONS
 ------------------------------------------------------------------------------------------------------------------
Career Education Corp.#                                     1,100,000            1,100,000            850,000
Equity Marketing, Inc.                                        500,000
Restoration Hardware, Inc.                                  1,250,000              800,000            500,000
United Surgical Partners Intl., Inc.                        1,000,900              349,100            425,000


                                                                                                      DIVIDEND
                                                           BALANCE OF                                  INCOME
                                                         SHARES HELD ON            VALUE          OCT. 1-SEP. 30,
                   NAME OF ISSUER                         SEP. 30, 2002        SEP. 30, 2002            2002
 ------------------------------------------------------------------------------------------------------------------
Career Education Corp.#                                     1,350,000                      **
Equity Marketing, Inc.                                        500,000           $ 5,375,000
Restoration Hardware, Inc.                                  1,550,000             6,817,500
United Surgical Partners Intl., Inc.                          925,000                      **
                                                                                -----------            -----
                                                                                $12,192,500            $   0
                                                                                ===========            =====


---------------
* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which a fund held 5% or more of the outstanding voting securities as of September 30, 2002.
**  As of September 30, 2002, no longer an affiliate.
@   Received 1,600,003 shares from 4:3 stock split.
+   Received 894,949 shares from 5:4 stock split.
++  Received 139,500 shares from 5% stock dividend.
+++ Formerly Sun Intl. Hotels, Ltd.
#   Received 1,100,000 shares from 2:1 stock split.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                         Year Ended September 30,
                                              -------------------------------------------------------------------------------
                                                  2002            2001             2000             1999            1998
                                             -------------    -------------    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR              $  40.22        $  63.35         $  51.57         $  39.96        $  47.43
                                                --------        --------         --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                       (0.55)          (0.65)           (0.76)           (0.30)           0.05
Net realized and unrealized gains
 (losses) on investments                            0.05          (17.87)           12.53            11.94           (7.52)
                                                --------        --------         --------         --------        --------
   TOTAL FROM INVESTMENT OPERATIONS                (0.50)         (18.52)           11.77            11.64           (7.47)
                                                --------        --------         --------         --------        --------
LESS DISTRIBUTIONS
Dividends from net investment income                0.00            0.00             0.00            (0.04)           0.00
Distributions from net realized gains              (4.07)          (4.61)            0.00             0.00            0.00
                                                --------        --------         --------         --------        --------
   TOTAL DISTRIBUTIONS                             (4.07)          (4.61)            0.00            (0.04)           0.00
                                                --------        --------         --------         --------        --------
Capital contribution                                0.00            0.00             0.01             0.01            0.00
                                                --------        --------         --------         --------        --------
NET ASSET VALUE, END OF YEAR                    $  35.65        $  40.22         $  63.35         $  51.57        $  39.96
                                                ========        ========         ========         ========        ========
   TOTAL RETURN                                     (2.5%)         (31.2%)           22.8%+           29.2%*         (15.7%)
                                                --------        --------         --------         --------        --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year           $2,055.2        $2,692.3         $4,917.4         $5,863.1        $4,410.5
Ratio of total expenses to average net
 assets                                             1.35%           1.37%            1.36%            1.31%           1.32%
Less: Ratio of interest expense to
 average net assets                                (0.02%)         (0.01%)          (0.03%)           0.00%           0.00%
                                                --------        --------         --------         --------        --------
Ratio of operating expenses to average
 net assets                                         1.33%           1.36%            1.33%            1.31%           1.32%
                                                ========        ========         ========         ========        ========
Ratio of net investment income (loss) to
 average net assets                                (1.16%)         (1.14%)          (1.09%)          (0.57%)          0.11%
Portfolio turnover rate                             6.01%           4.33%            2.51%           15.64%          23.43%


                                                                         Year Ended September 30,
                                              -------------------------------------------------------------------------------
                                                  1997            1996             1995             1994            1993
                                             -------------    -------------    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR              $  35.50        $  29.30          $22.82           $21.91          $ 16.20
                                                --------        --------          ------           ------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                       (0.14)          (0.06)          (0.09)           (0.14)           (0.13)
Net realized and unrealized gains
 (losses) on investments                           12.11            6.29            7.23             1.82             6.00
                                                --------        --------          ------           ------          -------
   TOTAL FROM INVESTMENT OPERATIONS                11.97            6.23            7.14             1.68             5.87
                                                --------        --------          ------           ------          -------
LESS DISTRIBUTIONS
Dividends from net investment income                0.00            0.00            0.00             0.00             0.00
Distributions from net realized gains              (0.04)          (0.03)          (0.66)           (0.77)           (0.16)
                                                --------        --------          ------           ------          -------
   TOTAL DISTRIBUTIONS                             (0.04)          (0.03)          (0.66)           (0.77)           (0.16)
                                                --------        --------          ------           ------          -------
Capital contribution                                0.00            0.00            0.00             0.00             0.00
                                                --------        --------          ------           ------          -------
NET ASSET VALUE, END OF YEAR                    $  47.43        $  35.50          $29.30           $22.82          $ 21.91
                                                ========        ========          ======           ======          =======
   TOTAL RETURN                                     33.8%           21.3%           32.3%             8.0%            36.5%
                                                --------        --------          ------           ------          -------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year           $3,224.5        $1,166.1          $290.0           $ 80.3          $  59.9
Ratio of total expenses to average net
 assets                                             1.35%           1.40%           1.44%            1.59%            1.85%
Less: Ratio of interest expense to
 average net assets                                 0.00%           0.00%           0.00%            0.00%            0.00%
                                                --------        --------          ------           ------          -------
Ratio of operating expenses to average
 net assets                                         1.35%           1.40%           1.44%            1.59%            1.85%
                                                ========        ========          ======           ======          =======
Ratio of net investment income (loss) to
 average net assets                                (0.52%)         (0.29%)         (0.55%)          (0.71%)          (0.69%)
Portfolio turnover rate                            13.23%          19.34%          35.15%           55.87%          107.94


---------------
+ Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS (CONTINUED)

BARON GROWTH FUND


Selected data for a share of beneficial interest outstanding throughout each year:


                                                                       Year Ended September 30,
                                                    ---------------------------------------------------------------
                                                        2002             2001            2000             1999
                                                    -------------   -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  27.18          $32.26          $29.06           $20.32
                                                      --------          ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                             (0.23)          (0.22)          (0.26)           (0.04)
Net realized and unrealized gains (losses)
 on investments                                           1.65           (1.67)           5.34             8.82
                                                      --------          ------          ------           ------
 TOTAL FROM INVESTMENT OPERATIONS                         1.42           (1.89)           5.08             8.78
                                                      --------          ------          ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income                      0.00            0.00            0.00            (0.04)
Distributions from net realized gains                    (1.64)          (3.19)          (1.88)            0.00
                                                      --------          ------          ------           ------
 TOTAL DISTRIBUTIONS                                     (1.64)          (3.19)          (1.88)           (0.04)
                                                      --------          ------          ------           ------
NET ASSET VALUE, END OF YEAR                          $  26.96          $27.18          $32.26           $29.06
                                                      ========          ======          ======           ======
 TOTAL RETURN                                              5.0%           (6.1%)          18.6%            43.2%
                                                      --------          ------          ------           ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                 $1,030.3          $512.3          $533.4           $439.4
Ratio of total expenses to average net assets             1.35%           1.36%           1.36%            1.40%
Less: Ratio of interest expense to average net
 assets                                                   0.00%           0.00%           0.00%           (0.03%)
                                                      --------          ------          ------           ------
Ratio of operating expenses to average net
 assets                                                   1.35%           1.36%           1.36%            1.37%
                                                      ========          ======          ======           ======
Ratio of net investment income (loss) to
 average
 net assets                                              (1.02%)         (0.79%)         (0.78%)          (0.20%)
Portfolio turnover rate                                  18.31%          34.94%          39.00%           53.36%


                                                                       Year Ended September 30,
                                                    ---------------------------------------------------------------
                                                        1998             1997            1996             1995*
                                                    -------------   -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR                     $24.89           $18.40          $14.77           $10.00
                                                       ------           ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                             0.06             0.06            0.11             0.04
Net realized and unrealized gains (losses)
 on investments                                         (4.56)            6.68            3.66             4.73
                                                       ------           ------          ------           ------
 TOTAL FROM INVESTMENT OPERATIONS                       (4.50)            6.74            3.77             4.77
                                                       ------           ------          ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income                    (0.02)           (0.09)          (0.04)            0.00
Distributions from net realized gains                   (0.05)           (0.16)          (0.10)            0.00
                                                       ------           ------          ------           ------
 TOTAL DISTRIBUTIONS                                    (0.07)           (0.25)          (0.14)            0.00
                                                       ------           ------          ------           ------
NET ASSET VALUE, END OF YEAR                           $20.32           $24.89          $18.40           $14.77
                                                       ======           ======          ======           ======
 TOTAL RETURN                                           (18.1%)           37.1%           25.8%            47.7%
                                                       ------           ------          ------           ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                  $315.6           $390.8          $207.2           $ 28.6
Ratio of total expenses to average net assets            1.43%            1.40%           1.54%            1.99%**
Less: Ratio of interest expense to average net
 assets                                                 (0.06%)           0.00%           0.00%            0.00%
                                                       ------           ------          ------           ------
Ratio of operating expenses to average net
 assets                                                  1.37%            1.40%           1.54%            1.99%**
                                                       ======           ======          ======           ======
Ratio of net investment income (loss) to
 average
 net assets                                              0.21%            0.37%           1.20%            1.13%**
Portfolio turnover rate                                 40.38%           25.17%          40.27%           40.56%


---------------
* For the period January 3,1995 (Commencement of Operations) to September 30, 1995.
**  Annualized.
    The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995.
    The expense offset amounts are included in expense data above.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS (CONTINUED)


BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                         Year ended September 30,
                                              -------------------------------------------------------------------------------
                                                  2002            2001             2000             1999            1998*
                                             -------------    -------------    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR               $12.69          $16.05           $13.37           $ 8.61          $10.00
                                                 ------          ------           ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                               (0.14)          (0.11)           (0.16)           (0.10)          (0.02)
Net realized and unrealized gains
  (losses) on investments                          1.18           (2.87)            2.84             4.86           (1.37)
                                                 ------          ------           ------           ------          ------
 TOTAL FROM INVESTMENT OPERATIONS                  1.04           (2.98)            2.68             4.76           (1.39)
                                                 ------          ------           ------           ------          ------
LESS DISTRIBUTIONS
Dividends from net investment income               0.00            0.00             0.00             0.00            0.00
Distributions from net realized gains              0.00           (0.38)            0.00             0.00            0.00
                                                 ------          ------           ------           ------          ------
 TOTAL DISTRIBUTIONS                               0.00           (0.38)            0.00             0.00            0.00
                                                 ------          ------           ------           ------          ------
NET ASSET VALUE, END OF YEAR                     $13.73          $12.69           $16.05           $13.37          $ 8.61
                                                 ======          ======           ======           ======          ======
 TOTAL RETURN                                       8.2%          (18.8%)           20.0%            55.3%          (13.9%)
                                                 ------          ------           ------           ------          ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year            $719.1          $585.9           $879.5           $715.7          $403.7
Ratio of expenses to average net assets            1.36%           1.35%            1.33%            1.34%           1.39%
Ratio of net investment loss to average
  net assets                                      (0.97%)         (0.68%)          (0.90%)          (0.99%)         (0.20%)
Portfolio turnover rate                           55.07%          55.77%           53.18%           42.69%          59.68%


---------------
* For the period of October 1, 1997 (Commencement of Operations) to September 30, 1998.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS (CONTINUED)


BARON iOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                           For the year ended September 30,
                                                    ----------------------------------------------
                                                        2002             2001            2000*
                                                    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 4.09          $  8.76          $10.00
                                                       ------          -------          ------
Income from investment operations
Net investment income (loss)                            (0.06)           (0.05)           0.03
Net realized and unrealized losses on
  investments                                           (0.40)           (4.59)          (1.28)
                                                       ------          -------          ------
 TOTAL FROM INVESTMENT OPERATIONS                       (0.46)           (4.64)          (1.25)
                                                       ------          -------          ------
LESS DISTRIBUTIONS
Dividends from net investment income                     0.00            (0.03)           0.00
Distributions from net realized gains                    0.00             0.00            0.00
                                                       ------          -------          ------
 TOTAL DISTRIBUTIONS                                     0.00            (0.03)           0.00
                                                       ------          -------          ------
Redemption fees added to paid in capital                 0.00+            0.00+           0.01
                                                       ------          -------          ------
NET ASSET VALUE, END OF YEAR                           $ 3.63          $  4.09          $ 8.76
                                                       ======          =======          ======
 TOTAL RETURN @                                         (11.2%)          (53.1%)         (12.4%)
                                                       ------          -------          ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                  $ 57.5          $  73.7          $188.2
Ratio of total expenses to average net assets            1.65%            1.55%           1.53%**
Less: Expense reimbursement by investment
  adviser                                               (0.15%)          (0.05%)         (0.03%)**
                                                       ------          -------          ------
Ratio of net expenses to average net assets              1.50%            1.50%           1.50%**
                                                       ======          =======          ======
Ratio of net investment income (loss) to
  average net assets                                    (1.20%)          (0.75%)          0.46%**
Portfolio turnover rate                                 96.41%          123.30%          31.47%




---------------
* For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
**  Annualized.
+   Less than $0.01 per share.
@   The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


------------------------
TO THE BOARD OF TRUSTEES
AND SHAREHOLDERS OF
BARON ASSET FUND
------------------------

     In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund (collectively the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                            PricewaterhouseCoopers LLP

New York, New York
November 15, 2002

BARON ASSET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 [LINE GRAPH]

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2000 AND RUSSELL 2500*


    Date                  BAF         Russell 2000      Russell 2500

   6/12/1987            10,000           10,000            10,000
   9/30/1987            11,950           10,530            10,655
   9/30/1988            13,234            9,400             9,692
   9/30/1989            18,521           11,421            12,039
   9/30/1990            12,838            8,322             9,114
   9/30/1991            17,760           12,077            13,394
   9/30/1992            19,484           13,155            14,770
   9/30/1993            26,595           17,521            19,218
   9/30/1994            28,728           17,980            19,766
   9/30/1995            38,003           22,187            24,812
   9/30/1996            46,098           25,101            28,740
   9/30/1997            61,656           33,432            38,600
   9/30/1998            51,946           27,074            32,264
   9/30/1999            67,092           32,237            39,292
   9/30/2000            82,418           39,778            50,893
   9/30/2001            56,741           31,342            41,339
   9/30/2002            55,301           28,429            38,257

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
* The Russell 2000 and the Russell 2500 are unmanaged index of small and mid-sized companies

--------------------------------------------------------------------------------


                                    [TABLE]
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2002

                                                            Since Inception
                                   One Year    Five Years       06/12/87
--------------------------------------------------------------------------------
Baron Asset Fund                     -2.5%       -2.2%           11.8%
Russell 2000                         -9.3%       -3.2%            7.1%
Russell 2500                         -7.5%       -0.2%            9.2%
--------------------------------------------------------------------------------

Baron Asset Fund's performance in the fiscal year ended September 30, 2002 was disappointing on an absolute basis while significantly outperforming its small to mid-cap peers in a very weak market. The Fund lost 2.5%, as compared to a loss of 9.3% for the Russell 2000, a loss of 7.5% for the Russell 2500 and a loss of 20.5% for the S&P 500. According to Morningstar the small cap growth category lost 15.6% and the mid-cap growth category lost 17.1% in the year ending September 30, 2002.

BARON ASSET FUND INVESTS IN SMALL AND MEDIUM SIZED GROWTH COMPANIES FOR THE LONG-TERM. In the second half of the fiscal year ended September 30, stock prices of growth companies fell sharply giving up all of their gains realized in the first half of the fiscal plus more. Baron Asset Fund invests in growth businesses while utilizing value oriented purchase and sell disciplines. The Fund seeks to invest in companies that it believes have significant long-term growth prospects at what we believe are reasonable prices. As it became apparent that the economic recovery would be delayed the market became very short-term oriented, focusing on disappointing earnings and falling consumer confidence. Additionally, the uncertainty associated with the fear of new acts of terrorism on US shores and the threat of war has resulted in universal negative sentiment among investors, which culminated with one of the worst quarters in stock market history in the September quarter. While many businesses still have exciting long-term prospects, the stock prices of businesses, both good and bad, fell sharply. Our strategy has not changed. We believe the Fund is invested in businesses that will double in size within four years, and double again in the following four years, and that these companies are selling in the market today at very attractive levels. It is our belief that when the economy recovers and the uncertainty dissipates investors will focus their attention on those businesses that will likely experience rapid profit growth, and the stock prices of those companies will rise sharply.

The Fund's performance was not uniform across the year. Baron Asset Fund's performance was strong in the first half of the fiscal year, +28.9%, but weak in the second half of the fiscal year, -24.4%. This compares favorably to the Fund's mid-cap growth peers, which according to Morningstar gained 16.4% in the first half of the fiscal year but lost 28.8% in the second half of the fiscal year.

The performance of Baron Asset Fund was more uniform across sectors than in recent years with few sectors having a significant impact on the Fund's performance. The Fund performed well with its positions in Business Services, Education, Hotels & Lodging, Media & Entertainment and Retail. The Fund was negatively impacted by its holdings in Financial Services, Consumer Services, Chemicals and Utility Services. The Fund's communication services holdings performed poorly but represented a small part of the Fund.

In fiscal year 2003, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. The attractive valuation levels of growth companies in general, the likelihood of accelerated profit growth in many of our largest positions and the current prices of our longer-term core positions leave us looking forward to a successful 2003. (Morty Schaja)

BARON GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  [LINE GRAPH]

            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
             IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000*


    Date                  BGF          Russell 2000

    1/03/1995           10,000           10,000
    9/30/1995           14,770           12,573
    9/30/1996           18,575           14,224
    9/30/1997           25,469           18,945
    9/30/1998           20,855           15,341
    9/30/1999           29,868           18,267
    9/30/2000           35,431           22,541
    9/30/2001           33,286           17,760
    9/30/2002           34,956           16,108

Information Presented by Fiscal Year as of September 20

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------

                                    [TABLE]
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2002

                                              Since Inception
                       One Year  Five Years      01/03/95
--------------------------------------------------------------------------------
Baron Growth Fund         5.0%      6.5%         17.5%
Russell 2000             -9.3%     -3.2%          6.3%
--------------------------------------------------------------------------------

Baron Growth Fund's performance in the fiscal year ended September 30, 2002 was satisfactory in absolute terms but very strong relative to most market averages and the Fund's peer group. In the fiscal year ending September 30, the Fund gained 5.0% and substantially outperformed the Russell 2000, an index of small cap stocks, which lost 9.3% and the S&P 500, which lost 20.5%. According to Morningstar, Baron Growth Fund outperformed the small cap growth category by over 20 percentage points. The category average fell 15.6% in the year ending September 30.

BARON GROWTH FUND INVESTS IN SMALL SIZED GROWTH COMPANIES. The stock prices of growth stocks fell sharply since the fourth quarter rebound of 2001. Since January, according to Morningstar, the average small cap growth mutual fund has fallen in price by 31.7%. The market decline reflects the continuing profit recession and the geopolitical uncertainty since September 11. Baron Growth Fund is a long-term investor in businesses. The Fund utilizes an investment approach that allows it to look beyond the current weak economy and develop conviction, through its own independent research of companies, in the potential profitability of a business, and therefore its value in the future. We believe this approach to investing is especially opportunistic in the current environment in which investors have become very short-term oriented. The three-year bear market has created, in our opinion, many opportunities to purchase great businesses at very attractive prices.

The Fund's performance was not uniform across the year. The Fund's performance was strong in the first half of the fiscal year, +24.9%, but weak in the second half, -15.9%. The Fund slightly outperformed its Morningstar peer group in the first half of the fiscal year and significantly outperformed its peer group in the weak second half of the fiscal year.

The performance of Baron Growth Fund was significantly more uniform across sectors than in recent years. The Fund was impacted positively by its investments in Consumer Services, Education, Government Services, Hotels and Lodging, Recreation, Retail and Restaurants. The Fund's best sector was Media & Entertainment. The Fund was negatively impacted by its holdings in Financial Services, Chemicals and Utility Services. The Fund experienced substantial losses in its investments in Cable and Communications but these were small positions.

In fiscal 2003 the Fund will continue to be invested in small companies that have the potential to appreciate in value at least 50% during the next two years. We believe the Fund is invested in businesses that will grow rapidly as the economy recovers over the next year. Based on current valuation levels these investments have the potential to experience significant price appreciation as visibility increases towards higher profits in the years ahead. (Morty Schaja)

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  [LINE GRAPH]

            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND IN RELATION TO THE RUSSELL 2000*


    Date                  BSC          Russell 2000

    9/30/1997           10,000           10,000
    9/30/1998            8,610            8,098
    9/30/1999           13,370            9,643
    9/30/2000           16,050           11,898
    9/30/2001           13,027            9,375
    9/30/2002           14,095            8,503

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies.
--------------------------------------------------------------------------------

                                    [TABLE]
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2002

                                             Since Inception
                         One Year                09/30/97
--------------------------------------------------------------------------------
Baron Small Cap Fund      8.2%                      7.1%
Russell 2000             -9.3%                     -3.2%
--------------------------------------------------------------------------------

Baron Small Cap Fund's performance in the fiscal year ended September 30, 2002 was on an absolute basis satisfactory, +8.2%, and very strong on a relative basis. The Fund beat the Russell 2000 in the twelve months ending September 30 by 17.5 percentage points as the small cap index lost 9.3% in the same period. The Fund substantially outperformed its peer group of small cap growth mutual funds, which according to Morningstar lost 15.6% over the last year.

Baron Small Cap Fund invests in small cap growth companies. The stock prices of small cap growth stocks fell sharply in fiscal 2002. Although stock prices experienced significant gains in the fall of 2001 from the post- September 11 lows, growth stocks in general, and small caps in particular, suffered dramatic losses in the latter part of the fiscal year. The bear market of 2001 has created many opportunities, in our opinion, to purchase great businesses, with significant growth potential, at very attractive prices.

The Fund's performance was not uniform across the year. The Fund's performance followed the same pattern across the year as the major market averages. The Fund experienced very strong performance in the first half of the fiscal year, +30.7%, and lost money in the second half of the fiscal year, -17.2%. The Fund kept pace with the Russell 2000 in the strong fourth quarter of 2001 and significantly outperformed the Russell 2000 in the final three quarters of the current fiscal year. The Fund experienced strong relative performance versus other small cap managers in the March and June quarters where according to Morningstar, the Fund outperformed the peer group by 10.4 and 12.2 percentage points, respectively.

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund's best performing sector was Education. The Fund performed well with its investments in Business Services, Consumer Services, Industrial Services, Media & Entertainment, Retail and Restaurants. The Fund experienced significant losses with its investments in Cable & Communications, Financial Services, Health Services, Printing & Publishing and Recreation & Resorts.

In fiscal year 2003, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The Fund will continue to invest in smaller "Growth Companies" that have what we believe are significant long-term growth prospects that can be purchased at attractive prices because their prospects have not yet been appreciated by investors; "Fallen Angels" that have strong long-term franchises but have disappointed investors with short-term results, creating a buying opportunity; and "Special Situations", including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase strong businesses at attractive prices. The attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 2003. (Morty Schaja)

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  [LINE GRAPH]

            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN BARON iOPPORTUNITY CAP FUND IN RELATION TO
             THE MORGAN STANLEY INTERNET INDEX & NASDAQ COMPOSITE*


    Date            BIO              Mox             Nasdaq

    2/29/2000           10,000           10,000            10,000
    9/30/2000            8,760            5,798             7,820
    9/30/2001            4,105              769             3,191
    9/30/2002            3,643              503             2,496

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The NASDAQ Composite and the Morgan Stanley Internet Index are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ; th emOrgan Stanley Internet Index of actively traded, high market cap Internet stocks drawn from nine Internet subsectors.
--------------------------------------------------------------------------------

                                    [TABLE}
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 for the periods ended September 30, 2002

                                                        Since Inception
                                            One Year       02/29/00
 -------------------------------------------------------------------------------
 Baron iOpportunity Fund                     -11.2%         -32.4%
 NASDAQ Composite                            -21.8%         -41.5%
 Morgan Stanley Internet Index               -34.6%         -68.5%
--------------------------------------------------------------------------------

Baron iOpportunity Fund's performance was weak on an absolute basis in the fiscal year ending September 30, 2002. The Fund outperformed its peer group during this period. The Fund lost 11.2% as compared to the Morgan Stanley Internet index, which lost 34.6%, and the Nasdaq Composite, which lost 21.8%.

Internet-related stocks, along with growth stocks in general, experienced sharp price declines in the year ending September 30, 2002. Baron iOpportunity Fund, like the other Baron funds, utilizes value purchase disciplines while investing in growth companies that have significant information technology opportunities. We believe the Fund is potentially a more conservative Internet fund because of this investment approach. While the Fund has lost money since its inception, it has significantly outperformed the internet indices and most of its peers. We believe the sharp decline in prices within this universe of stocks has created unusual opportunities to purchase great businesses for the long term at very attractive valuations.

The Fund's performance was not uniform across the year. The Fund, like its peer group, experienced very strong performance as the fiscal year began but experienced sharp losses as the economic recovery faded in the spring. In the December 2001 quarter, the Fund gained 43.3% but lost 33.9% in the second half of the fiscal year.

The performance of Baron iOpportunity Fund was not uniform across sectors. The Fund invests across industries in companies benefiting from the Internet and the rapidly changing information technology environment. The Fund realized significant gains in its investments in Advertising, Consulting, Consumer Services, and Hotels & Lodging. The Fund was negatively impacted by its investments in Business Services, Cable, Communications, Education, Media & Entertainment and Retail.

In fiscal 2003, the Fund will continue to invest in both new Internet-related businesses, as well as established companies that have significant and scalable Internet-related growth opportunities.

We believe that the rapid growth of the Internet will continue to create enormous opportunities for businesses. The Fund is invested in Internet- related businesses with significant growth opportunities that have either turned profitable or will turn profitable in the near term and have the potential to appreciate in value at least 100% during the next two years. The Fund's portfolio is well positioned to take advantage of the very attractive valuations that now exist in this universe. (Morty Schaja)


--------------------------------------------------------------------------------
As of September 30, 2002, the Morningstar(TM) peer group for the Baron Asset Fund is the mid-cap growth category, which currently consist of 752 mutual funds. Of the 752 funds in the category, 711 disclose one year performance.

As of September 30, 2002, the Morningstar(TM) peer group for the Baron Growth Fund and Baron Small Cap Fund is the small-cap growth category, which currently consist of 627 mutual Funds. Of the 627 funds in the category, 569 disclose one year performance. For the quarters ended March 31, 2002 and June 30, 2002 there were 623 and 620 funds, respectively, that disclosed their three-month performance data.

Morningstar(TM) determines the investment style of each individual stock in its database using a 10-factor model, with separate scores for the value and growth characteristics. The style attributes of individual stocks are then used to determine the style classification or category of stock mutual funds.

The iOpportunity Fund uses peer group to define its comparative index as the Morgan Stanley Internet index. The Morgan Stanley Internet Index consists of 28 large, actively traded, Internet stocks.

BARON FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Service to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

     On November 15, 2001, the following distributions were declared and paid to shareholders of record on November 14, 2001, from net realized capital gains.


                                     Long-Term      Short-Term
       Fund                        Capital Gain    Capital Gain   Per Share
       ----                        ------------    ------------   ---------
       Baron Asset Fund            $264,562,964     $        0      $4.067
       Baron Growth Fund           $ 26,941,994     $5,555,050      $1.638



     The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2002. The information necessary to complete your income tax return for the calendar year ended December 31, 2002 is listed on form 1099- DIV which will be mailed to you in January 2003.